UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Marie Chandoha

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1: Report(s) to Shareholders.

Annual Report
March 31, 2015
Command Performance™

Laudus Mondrian Funds™
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
Adviser
Charles Schwab Investment Management, Inc.
Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.
The industry/sector classification of certain funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the Twelve Months Ended March 31, 2015
Laudus Mondrian International Equity Fund[1]
Investor Shares (Ticker Symbol: LIEQX)	-0.02%
Select Shares (Ticker Symbol: LIEFX)	0.04%
Institutional Shares (Ticker Symbol: LIEIX)	0.11%
MSCI EAFE Index® (Net)	-0.92%
MSCI EAFE® Value Index (Net)	-2.90%
Performance Details	pages 4-6

Laudus Mondrian Emerging Markets Fund[1]
Investor Shares (Ticker Symbol: LEMIX)	-3.46%
Select Shares (Ticker Symbol: LEMSX)	-3.26%
Institutional Shares (Ticker Symbol: LEMNX)	-3.03%
MSCI Emerging Markets Index (Net)	0.44%
Performance Details	pages 7-9

Laudus Mondrian International Government Fixed Income Fund (Ticker Symbol: LIFNX)	-9.37%
Citigroup non-U.S. Dollar World Government Bond Index	-9.82%
Performance Details	pages 10-12

Laudus Mondrian Global Government Fixed Income Fund (Ticker Symbol: LMGDX)	-6.34%
Custom Composite Index[2]	-5.63%
Citigroup World Government Bond Index	-5.50%
Performance Details	pages 13-15
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates. When interest rates rise, bond prices fall which may impact the value of a bond fund's shares.
Please see prospectus for further detail and investor eligibility requirements.
[1]	The fund's performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.
[2]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.
2Laudus Mondrian Funds

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we provide funds that are designed to be part of the foundation of a diversified portfolio. We formed the Laudus Fund family to provide shareholders with access to third-party managers with strong investment processes. Mondrian Investment Partners Limited, subadviser for the Laudus Mondrian funds, specializes in a value-oriented approach to international, emerging markets, and fixed income investing. Mondrian utilizes bottom-up security analysis, rigorous valuation, and top-down country and currency analysis, while applying risk management techniques to help guide security selection and portfolio allocation decisions.
For the 12-month reporting period ended March 31, 2015, the Laudus Mondrian International Equity Fund and the Laudus Mondrian International Government Fixed Income Fund both outperformed their respective indices, while the Laudus Mondrian Global Government Fixed Income Fund and the Laudus Mondrian Emerging Markets Fund underperformed their respective indices. The appreciation of the U.S. dollar versus many international currencies negatively affected both international equity and fixed income markets alike, generally reducing returns on overseas investments in U.S. dollar terms. Among fixed income securities, international government bond yields generally fell, with several dipping into negative territory during the reporting period. U.S. bond yields also fell overall due to concerns of slowing economic momentum, but in general were higher than those of other countries. Reflecting these conditions, the Citigroup Non-U.S. Dollar World Government Bond Index returned approximately -9.8%.
Among stocks, emerging markets slightly outperformed developed international markets overall, though both markets generated negative returns in U.S. dollar terms. Uncertain global economic growth weighed on international returns, as did falling oil prices and sustained geopolitical tensions in Russia and the Middle East. Many central banks, including the European Central Bank and the Bank of Japan, stepped up economic measures toward the end of the reporting period to stimulate growth and combat threats of deflation, reflecting signs of divergence between central bank policies in the U.S. and those of other countries. In this environment, the MSCI EAFE Index— representing the performance of large-cap international stocks—returned approximately -0.9% and the MSCI Emerging Markets Index returned approximately 0.4%.1
For more information about the Laudus Mondrian Funds, please continue reading this report. Please also note that on February 6, 2015, the Laudus Mondrian Institutional Emerging Markets Fund was merged into the Institutional Shares class of the Laudus Mondrian Emerging Markets Fund, and the Laudus Mondrian Institutional International Equity Fund was merged into the Institutional Shares class of the Laudus Mondrian International Equity Fund. You can find further details about these mergers, as well as additional information on the Laudus Mondrian Funds, by visiting our new website at csimfunds.com, which provides improved functionality, enhanced design, and access to industry insights. We are also happy to hear from you at 1 800-447-3332.
Sincerely,

For the 12-month reporting period ended March 31, 2015, the Laudus Mondrian International Equity Fund and the Laudus Mondrian International Government Fixed Income Fund both outperformed their respective indices, while the Laudus Mondrian Global Government Fixed Income Fund and the Laudus Mondrian Emerging Markets Fund underperformed their respective indices.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.
[1]	The total returns cited are calculated net of foreign withholding taxes. For definitions of the referenced indices, please see the Glossary.
Laudus Mondrian Funds3

Laudus Mondrian International Equity Fund
The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. International stocks from developed markets generated negative returns, in part due to extreme currency movements throughout the reporting period. Diverging central bank policies across the world weakened most international currencies versus the U.S. dollar, reducing returns on overseas investments in U.S. dollar terms. Geopolitical tensions in Ukraine and the Middle East also weighed on international returns and contributed to increased market volatility, as did economic uncertainty over Greece and the eurozone. Toward the end of the reporting period, better economic data in Europe helped international equity markets to rebound, while central bank decisions continued to affect many international currencies. For example, in early 2015, the Swiss National Bank removed the Swiss franc’s peg to the euro, the European Central Bank launched quantitative easing, and the Reserve Bank of Australia and the Bank of Canada both announced cuts to official interest rates.
From a sector standpoint, the Health Care sector was one of the better performers for the 12-month reporting period, helped by generally resilient earnings, U.S. dollar strength, and merger and acquisition activity. The Energy sector, however, underperformed by comparison as oil prices dropped to historically low levels, despite slightly rebounding toward the end of the reporting period.
Performance. The fund’s Investor Shares returned -0.02% for the 12-month reporting period ended March 31, 2015. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned -0.92%.
Positioning and Strategies. Stock selection in markets and sectors contributed to relative investment returns for the fund over the 12-month reporting period. These strategies resulted in country weightings and stock selections that generally enhanced the fund’s overall performance, as did the fund’s currency allocations. However, the results of the fund’s sector allocations generated comparatively mixed results, and currency movements during the reporting period generally held back returns for countries in which the fund invests.
Among stocks, the fund’s holdings of Kao Corp., a company that develops and sells consumer products worldwide, contributed the most to the fund’s total return over the reporting period. Strong operational results and announcements of increased dividends and buybacks helped Kao Corp. rebound, and the fund’s holdings of this stock returned approximately 43% for the 12-month reporting period. From a country perspective, the fund’s Japanese holdings contributed the most to the fund’s total return. Although the fund was slightly underweight to Japan relative to the index, effective stock selection within this country made up for this relative weighting.
The fund’s holdings of Eni S.p.A., a company engaged in the oil and gas, electricity generation and sale, petrochemicals, oilfield services construction, and engineering industries, detracted the most from the fund’s total return. Eni S.p.A. returned approximately -28%, in part due to falling oil prices, which reflected a subdued outlook for oil demand and supply. From a country perspective, stocks from the United Kingdom detracted the most from the fund’s total return. The fund’s United Kingdom holdings returned approximately -9%, and though the fund was underweight to this country, stock selection detracted from performance relative to the index.
Among sectors, an overweight in Telecommunication Services stocks and an underweight in the Financials sector enhanced the fund’s performance. However, an overweight position in the Energy sector and an underweight in the Industrials sector somewhat offset these results. Stock selection among equity markets in Switzerland and Spain was strong on a relative basis, while stock selection in Italy reduced the fund’s relative results.
As of 03/31/15:
Fund Characteristics
Number of Companies[1]	40
Weighted Average Market Cap (millions)	$79,834
Price/Earnings Ratio (P/E)	19.67
Price/Book Ratio (P/B)	1.85
Portfolio Turnover (One year trailing)[2]	36%
Fund Overview
	Investor Shares	Select Shares	Institutional Shares
Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$6.45	$6.48	$6.50
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
[2]	Portfolio turnover excludes the impact of investment activity from a merger with another fund.
4Laudus Mondrian Funds

Laudus Mondrian International Equity Fund
Performance and Fund Facts as of 03/31/15
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.

June 16, 2008 – March 31, 2015
Performance of Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2015
Performance of Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2015
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

Average Annual Total Returns1
Class and Inception Date	1 Year	5 Years	Since Inception
Investor Shares (6/16/08)	-0.02%	6.02%	0.43%
Select Shares (6/16/08)	0.04%	6.26%	0.65%
Institutional Shares (6/16/08)	0.11%	6.34%	0.74%
MSCI EAFE Index® (Net)	-0.92%	6.16%	1.45%
MSCI EAFE® Value Index (Net)	-2.90%	5.27%	1.09%
Fund Expense Ratios2: Investor Shares: 1.19% / Select Shares: 0.98% / Institutional Shares: Net 0.90%; Gross 0.97%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: The adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.90%, 1.05%, and 1.30% for the Institutional, Select, and Investor classes, respectively, until at least 7/30/2016. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
Laudus Mondrian Funds5

Laudus Mondrian International Equity Fund
Performance and Fund Facts as of 03/31/15 continued
Country Weightings % of Investments
United Kingdom	18.5%
Japan	17.5%
Switzerland	15.6%
Germany	9.8%
France	8.8%
Spain	7.7%
Singapore	4.3%
Netherlands	3.5%
Israel	3.0%
Other Countries	11.3%
Total	100.0%
Sector Weightings % of Equities
Health Care	16.5%
Consumer Staples	16.3%
Telecommunication Services	15.9%
Financials	11.6%
Energy	9.8%
Information Technology	8.5%
Utilities	7.9%
Industrials	6.1%
Consumer Discretionary	4.9%
Materials	2.5%
Total	100.0%
Top Equity Holdings % of Net Assets1
ABB Ltd. – Reg'd	3.5%
Sanofi	3.4%
Takeda Pharmaceutical Co., Ltd.	3.4%
Koninklijke Ahold N.V.	3.3%
GlaxoSmithKline plc	3.3%
Zurich Insurance Group AG	3.3%
Iberdrola S.A.	3.2%
Deutsche Telekom AG – Reg'd	3.2%
Unilever plc	3.2%
Canon, Inc.	3.2%
Total	33.0%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser or subadviser.
6Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund
The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. Emerging market stocks generated modest overall returns in U.S. dollar terms, though the period was marked by significant volatility in equity, currency, and commodity markets globally. Many emerging market central banks, including those in China and Indonesia, cut interest rates to help spur growth, while others, such as in Brazil, raised interest rates to combat inflation. In the U.S., the Federal Reserve ended its asset-purchase program in October, but decided to maintain historically low short-term interest rates for the time being. Speculation surrounding the timing of a rise in short-term U.S. interest rates, combined with declining commodity prices, contributed to a tough market for emerging market exporters, particularly those with current account deficits.
Asian markets performed well overall, with Indian and Indonesian markets reacting positively to recent election outcomes. Taiwan was strong as the Information Technology sector rallied, though Korean stocks fell on weakness in the Industrials sector. Within Europe, the Middle East, and Africa, Turkey’s strong local market return was offset by the weak lira, and equity markets in Greece fell on speculation surrounding a possible exit from the eurozone. Currency weakness weighed on many eastern European markets, though South Africa outperformed despite a weak rand.
Reflecting these conditions, most emerging market currencies depreciated versus the U.S. dollar, reducing returns on emerging market investments in U.S. dollar terms. China’s renminbi and the Philippine’s peso were two of the few currencies that appreciated versus the U.S. dollar. Currencies that sharply underperformed included Brazil’s real, Russia’s ruble, and Colombia’s peso, all of which depreciated by more than 20% versus the U.S. dollar, significantly reducing returns from these markets.
Performance. The fund’s Investor Shares returned -3.46% for the 12-month reporting period ended March 31, 2015. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned 0.44%.
Positioning and Strategies. Stock selection in markets and sectors contributed to weak relative investment returns for the fund over the 12-month reporting period. Although the fund’s country allocations helped offset these results somewhat, currency movements during the reporting period generally held back returns for countries in which the fund invests.
Stock selection in China and Brazil were two of the top detractors from relative performance. For example, the fund’s holdings of preferred stock of Brazil-based Vale S.A. returned approximately -59% and were among the largest detractors from the total return of the fund. Vale S.A., a metals and mining company, suffered from the decline in iron ore prices which resulted in missed estimates and weaker earnings reports during the reporting period. In China, the fund’s lack of investment in the strongly performing Financials sector and certain rapidly appreciating Information Technology stocks were also a meaningful drag on relative returns.
Turkiye Petrol Rafinerileri A.S., a company primarily engaged in the refining of crude oil and petroleum products in Turkey, benefitted from rising demand for fuel and oil derivatives, as well as growth within the petrochemicals industry. The fund’s holdings of Turkiye Petrol Rafinerileri A.S. returned approximately 16% for the 12-month reporting period and an overweight of this stock contributed to relative performance.
From a sector perspective, an underweight exposure to Financials, which was driven up predominantly by strength in Chinese banks and insurers, negatively affected the fund’s total return and return relative to the index. However, several country allocations had a positive impact. Underweight positions in Korea and Colombia helped, where weak local markets compounded depreciating non-U.S. currencies, as did the absence from weak European markets, such as Poland and Greece.
As of 03/31/15:
Fund Characteristics
Number of Companies[1]	48
Weighted Average Market Cap (millions)	$37,249
Price/Earnings Ratio (P/E)	13.23
Price/Book Ratio (P/B)	1.84
Portfolio Turnover (One year trailing)[2]	30%
Fund Overview
	Investor Shares	Select Shares	Institutional Shares
Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$8.18	$8.18	$8.18
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
[2]	Portfolio turnover excludes the impact of investment activity from a merger with another fund.
Laudus Mondrian Funds7

Laudus Mondrian Emerging Markets Fund
Performance and Fund Facts as of 03/31/15
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.

November 2, 2007 – March 31, 2015
Performance of Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2015
Performance of Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2015
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

Average Annual Total Returns1
Class and Inception Date	1 Year	5 Years	Since Inception
Investor Shares (11/2/07)	-3.46%	0.33%	-1.20%
Select Shares (11/2/07)	-3.26%	0.62%	-0.92%
Institutional Shares (11/2/07)	-3.03%	0.71%	-0.85%
MSCI Emerging Markets Index (Net)	0.44%	1.75%	-1.63%
Fund Expense Ratios2: Investor Shares: 1.57% / Select Shares: 1.32% / Institutional Shares: 1.17%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
8Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund
Performance and Fund Facts as of 03/31/15 continued
Country Weightings % of Investments
China	17.1%
Taiwan	11.2%
India	10.6%
Brazil	7.6%
Malaysia	7.1%
Republic of Korea	5.6%
Mexico	5.5%
United States	4.8%
Indonesia	4.3%
South Africa	4.2%
Turkey	3.5%
United Kingdom	3.2%
Philippines	2.8%
Other Countries	12.5%
Total	100.0%
Sector Weightings % of Equities
Financials	20.6%
Information Technology	15.5%
Consumer Discretionary	14.5%
Utilities	10.9%
Telecommunication Services	10.1%
Energy	9.4%
Industrials	8.1%
Consumer Staples	7.2%
Health Care	2.4%
Materials	1.3%
Total	100.0%
Top Equity Holdings % of Net Assets1
Taiwan Semiconductor Manufacturing Co., Ltd.	4.1%
Fibra Uno Administracion S.A. de C.V.	3.6%
China Resources Power Holdings Co., Ltd.	3.4%
Unilever plc	3.2%
Hyundai Mobis Co., Ltd.	3.0%
China Mobile Ltd.	3.0%
Yum! Brands, Inc.	2.9%
Tenaga Nasional Berhad	2.8%
Philippine Long Distance Telephone Co. ADR	2.8%
Belle International Holdings Ltd.	2.7%
Total	31.5%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Management views and portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus Mondrian Funds9

Laudus Mondrian International Government Fixed Income Fund
The Laudus Mondrian International Government Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, and in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S. As such, the fund may invest in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. International bond indices generated negative overall returns for the 12-month reporting period. Inflationary pressures continued to be subdued globally, reinforced by the recent fall in global commodities prices. However, as the U.S. dollar appreciated versus many international currencies, returns on overseas fixed income securities were diminished in U.S. dollar terms. The Swedish krona and the Norwegian krone delivered two of the weakest currency performances, both returning around -25% versus the U.S. dollar, while the Singaporean dollar outperformed by comparison, returning approximately -8.0%.
Reflecting these conditions, the strongest performer and the only market with positive returns was the United Kingdom, notably helped by softening inflation over the reporting period. Norway was one of the weakest performing markets, as falling oil prices dampened the value of Norwegian exports and helped to push to the krone lower.
Performance. The fund returned -9.37% for the 12-month reporting period ended March 31, 2015. For performance comparisons, the fund uses the Citigroup non-U.S. Dollar World Government Bond Index, which returned -9.82%.
Positioning and Strategies. The fund’s outperformance for the 12-month reporting period was primarily driven by an underweight in bonds from the eurozone and from Japan. These fixed income markets were particularly affected by the appreciation of the U.S. dollar, which meant that the fund’s smaller position in these securities enhanced relative performance. Also contributing to the fund’s relative performance was an overweight to the U.S. dollar, as many international currencies depreciated versus the U.S. dollar over the reporting period.
In contrast, an overweight to Sweden detracted from the fund’s performance. Though fixed income securities from Sweden generated positive returns in local-currency terms for the 12-month reporting period, the depreciation of the Swedish krona compared with the U.S. dollar caused returns from Sweden to be weaker than many other markets in U.S. dollar terms. As a result, the fund’s overweight in these securities reduced its relative return. The relatively low duration positioning of the fund also detracted from performance in a time of generally falling international bond yields.
Other strategies used by the subadviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what the subadviser believes to be overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 7% to 14% of the fund’s net assets, and had a positive overall effect on performance.
As of 03/31/15:
Fund Characteristics
Number of Issues[1]	39
Weighted Average Maturity[2]	9.3 Yrs
Weighted Average Duration[2]	7.5 Yrs
Portfolio Turnover (One year trailing)	50%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	11/2/2007
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$9.45
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
[2]	See Glossary for definitions of maturity and duration.
10Laudus Mondrian Funds

Laudus Mondrian International Government Fixed Income Fund
Performance and Fund Facts as of 03/31/15
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
November 2, 2007 – March 31, 2015
Performance of Hypothetical
$10,000 Investment1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Laudus Mondrian International Government Fixed Income Fund (11/2/07)	-9.37%	-0.75%	2.09%
Citigroup non-U.S. Dollar World Government Bond Index	-9.82%	0.38%	2.06%
Fund Expense Ratio3: 0.69%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[3]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
Laudus Mondrian Funds11

Laudus Mondrian International Government Fixed Income Fund
Performance and Fund Facts as of 03/31/15 continued
Country Weightings % of Investments1
Japan	17.7%
United Kingdom	13.0%
Sweden	9.9%
Germany	5.7%
Mexico	4.8%
France	4.7%
Austria	4.5%
Netherlands	4.4%
New Zealand	4.4%
Finland	4.4%
Canada	4.0%
Other Countries	5.8%
Supranational*	16.7%
Total	100.0%
Currency Weightings % of Investments2
Euro Currency	31.8%
Japanese Yen	34.3%
Great British Pound	13.0%
Swedish Krona	9.8%
Mexican Peso	4.8%
U.S. Dollar	2.3%
Polish Zloty	2.1%
Malaysian Ringgit	1.9%
New Zealand Dollar	0.0% [3]
Total	100.0%
Sector Weightings % of Investments
Government Bonds	81.5%
Supranational*	16.7%
Other Investment Companies	1.8%
Total	100.0%
Top Holdings % of Net Assets4
Sweden Government Bond, 3.50%, 06/01/22	5.7%
Japan Government Thirty Year Bond, 2.40%, 12/20/34	5.4%
France Government Bond OAT, 5.75%, 10/25/32	4.6%
Mexico Government Bond, 6.50%, 06/10/21	4.5%
Austria Government Bond, 6.25%, 07/15/27	4.5%
Netherlands Government Bond, 5.50%, 01/15/28	4.4%
Finland Government Bond, 3.50%, 04/15/21	4.4%
Japan Government Thirty Year Bond, 1.70%, 03/20/44	4.3%
European Investment Bank, 1.40%, 06/20/17	4.3%
Nordic Investment Bank, 1.70%, 04/27/17	4.1%
Total	46.2%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure, which may results in negative exposure to a particular currency.
[3]	Amount is less than 0.05%
[4]	This list is not a recommendation of any security by the investment adviser or subadviser.
12Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund
The Laudus Mondrian Global Government Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, while investing in issuers located throughout the world, including emerging markets. As such, the fund may invest in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. International bond indices generated negative overall returns for the 12-month reporting period. Among developed markets, the U.S. performed well, in part due to the strong U.S. dollar. Inflationary pressures continued to be subdued globally, reinforced by the recent fall in global commodities prices. However, as the U.S. dollar appreciated versus many international currencies, returns on overseas fixed income securities were diminished in U.S. dollar terms. The Brazilian real and the Norwegian krone delivered two of the weakest currency performances versus the U.S. dollar, both returning around -25%, while the British pound outperformed by comparison, returning approximately -10.9%.
Reflecting these conditions, the strongest performers and the only two markets with positive returns were the U.S. and the United Kingdom. By comparison, Norway was one of the weakest performing markets, as falling oil prices dampened the value of Norwegian exports and helped to push to the krone lower.
Performance. For the 12-month reporting period ended March 31, 2015, the fund returned -6.34%. By comparison, the Custom Composite Index (the index) returned -5.63%.1
Positioning and Strategies. The fund’s underperformance relative to the index during the reporting period was primarily driven by an overweight to Russian bonds. Russia was one of the weakest performing markets, as both the local market and currency fell in response to the decline in global oil prices. These factors, combined with the ongoing geopolitical tensions with Ukraine, meant that the fund’s larger position in these bonds reduced relative performance. Also detracting from the performance of the fund was an overweight to Sweden. Though fixed income securities from Sweden generated positive returns in local-currency terms for the 12-month reporting period, the depreciation of the Swedish krona compared with the U.S. dollar caused returns from Sweden to be weaker than many other markets in U.S. dollar terms.
By comparison, the fund’s underweight to bonds from the eurozone and from Japan contributed to fund performance. These fixed income markets were particularly affected by the appreciation of the U.S. dollar, which meant that the fund’s smaller position in these securities enhanced relative performance. A smaller exposure to bonds from Hungary, which performed poorly, also enhanced the fund’s performance relative to the index.
Other strategies used by the subadviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what the subadviser believes to be overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 7% to 15% of the fund’s net assets, and had a positive overall effect on performance.
As of 03/31/15:
Fund Characteristics
Number of Issues[2]	63
Weighted Average Maturity[3]	8.5 Yrs
Weighted Average Duration[3]	6.7 Yrs
Portfolio Turnover (One year trailing)	62%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	7/10/2012
Ticker Symbol	LMGDX
Cusip	51855Q119
NAV	$8.71
Management views and portfolio holdings may have changed since the report date.
[1]	The Custom Composite Index is composed of a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index.
[2]	Short-term investments are not included.
[3]	See Glossary for definitions of maturity and duration.
Laudus Mondrian Funds13

Laudus Mondrian Global Government Fixed Income Fund
Performance and Fund Facts as of 03/31/15
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
July 10, 2012 – March 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Laudus Mondrian Global Government Fixed Income Fund (7/10/12)	-6.34%	-4.37%
Custom Composite Index[2]	-5.63%	-2.61%
Citigroup World Government Bond Index	-5.50%	-2.04%
Fund Expense Ratios3: Net 0.85%; Gross 1.74%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/16. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
14Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund
Performance and Fund Facts as of 03/31/15 continued
Country Weightings % of Investments1
United States	36.5%
Japan	13.4%
Germany	10.3%
United Kingdom	8.0%
Mexico	7.2%
Brazil	4.4%
Poland	3.4%
New Zealand	3.3%
Malaysia	3.0%
Other Countries	10.5%
Total	100.0%
Currency Weightings % of Investments2
Japanese Yen	20.8%
U.S. Dollar	19.9%
Euro Currency	14.4%
Great British Pound	8.0%
Swedish Krona	8.0%
Mexican Peso	7.2%
Brazilian Real	4.5%
Polish Zloty	3.4%
Malaysian Ringgit	3.0%
Russian Ruble	1.9%
South African Rand	1.8%
Australian Dollar	1.6%
Chinese Yuan Renminbi	1.4%
Colombian Peso	1.3%
Indonesian Rupiah	1.2%
Turkish Lira	1.0%
Peruvian Nuevo Sol	0.6%
New Zealand Dollar	0.0% [3]
Total	100.0%
Sector Weightings % of Investments
Government Bonds	63.5%
U.S. Government Securities	33.8%
Short-Term Investments	1.4%
Other Investment Companies	1.3%
Total	100.0%
Top Holdings % of Net Assets4
U.S. Treasury Notes, 3.63%, 02/15/21	7.6%
U.S. Treasury Notes, 2.13%, 08/15/21	5.8%
U.S. Treasury Notes, 3.63%, 08/15/19	5.5%
U.S. Treasury Notes, 1.25%, 04/30/19	5.1%
Bundesobligation, 0.50%, 02/23/18	4.8%
U.S. Treasury Notes, 2.13%, 08/31/20	4.2%
Japan Government Ten Year Bond, 0.80%, 09/20/20	3.9%
Japan Government Ten Year Bond, 1.40%, 03/20/18	3.7%
United Kingdom Gilt, 2.75%, 09/07/24	3.4%
Japan Government Thirty Year Bond, 1.70%, 03/20/44	3.4%
Total	47.4%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure, which may results in negative exposure to a particular currency.
[3]	Amount is less than 0.05%
[4]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus Mondrian Funds15

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2014 and held through March 31, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 10/1/14	Ending Account Value (Net of Expenses) at 3/31/15	Expenses Paid During Period[2] 10/1/14-3/31/15
Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.16%	$1,000.00	$ 1,013.70	$5.82
Hypothetical 5% Return	1.16%	$1,000.00	$ 1,019.12	$5.84
Select Shares
Actual Return	1.05%	$1,000.00	$1,014.30	$5.27
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.66	$5.29
Institutional Shares
Actual Return	0.90%	$1,000.00	$1,014.90	$4.52
Hypothetical 5% Return	0.90%	$1,000.00	$ 1,020.41	$4.53
Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.60%	$1,000.00	$ 945.80	$ 7.76
Hypothetical 5% Return	1.60%	$1,000.00	$ 1,016.92	$8.05
Select Shares
Actual Return	1.35%	$1,000.00	$ 946.70	$6.55
Hypothetical 5% Return	1.35%	$1,000.00	$ 1,018.17	$ 6.79
Institutional Shares
Actual Return	1.20%	$1,000.00	$ 947.90	$5.83
Hypothetical 5% Return	1.20%	$1,000.00	$ 1,018.92	$6.04
Laudus Mondrian International Government Fixed Income Fund
Actual Return	0.75%	$1,000.00	$ 932.00	$3.61
Hypothetical 5% Return	0.75%	$1,000.00	$ 1,021.16	$ 3.78
Laudus Mondrian Global Government Fixed Income Fund
Actual Return	0.85%	$1,000.00	$ 950.90	$4.13
Hypothetical 5% Return	0.85%	$1,000.00	$1,020.66	$4.28

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.
16Laudus Mondrian Funds

Laudus Mondrian International Equity Fund
Financial Statements
Financial Highlights
Investor Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.76	7.43	7.19	7.73	7.52
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.29	0.21	0.26	0.16
Net realized and unrealized gains (losses)	(0.31)	1.25	0.26	(0.45)	0.28
Total from investment operations	(0.15)	1.54	0.47	(0.19)	0.44
Less distributions:
Distributions from net investment income	(0.88)	(0.21)	(0.22)	(0.30)	(0.23)
Distributions from net realized gains	(1.28)	—	(0.01)	(0.05)	—
Total distributions	(2.16)	(0.21)	(0.23)	(0.35)	(0.23)
Net asset value at end of period	6.45	8.76	7.43	7.19	7.73
Total return (%)	(0.02)	20.86	6.79	(2.02)	5.94
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.17	1.27	1.40	1.40	1.40
Gross operating expenses	1.33	1.29	1.51	1.63	1.63
Net investment income (loss)	2.08	3.56	3.03	3.49	2.19
Portfolio turnover rate	36 [2]	25	29	35	33
Net assets, end of period ($ x 1,000)	3,486	1,185	926	1,048	1,009

Select Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.79	7.45	7.20	7.75	7.53
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.37	0.24	0.26	0.21
Net realized and unrealized gains (losses)	(0.35)	1.19	0.26	(0.44)	0.25
Total from investment operations	(0.15)	1.56	0.50	(0.18)	0.46
Less distributions:
Distributions from net investment income	(0.88)	(0.22)	(0.24)	(0.32)	(0.24)
Distributions from net realized gains	(1.28)	—	(0.01)	(0.05)	—
Total distributions	(2.16)	(0.22)	(0.25)	(0.37)	(0.24)
Net asset value at end of period	6.48	8.79	7.45	7.20	7.75
Total return (%)	0.04	21.17	7.18	(1.82)	6.20
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.08 [3]	1.07	1.12	1.12	1.12
Gross operating expenses	1.23	1.08	1.26	1.40	1.36
Net investment income (loss)	2.56	4.53	3.37	3.51	2.86
Portfolio turnover rate	36 [2]	25	29	35	33
Net assets, end of period ($ x 1,000)	2,981	2,238	768	938	542
1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 13 for additional information.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio. (See financial note 4)
See financial notes    17

Laudus Mondrian International Equity Fund
Financial Highlights continued
Institutional Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.81	7.46	7.22	7.76	7.54
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.35	0.23	0.29	0.23
Net realized and unrealized gains (losses)	(0.41)	1.22	0.27	(0.46)	0.24
Total from investment operations	(0.14)	1.57	0.50	(0.17)	0.47
Less distributions:
Distributions from net investment income	(0.89)	(0.22)	(0.25)	(0.32)	(0.25)
Distributions from net realized gains	(1.28)	—	(0.01)	(0.05)	—
Total distributions	(2.17)	(0.22)	(0.26)	(0.37)	(0.25)
Net asset value at end of period	6.50	8.81	7.46	7.22	7.76
Total return (%)	0.11	21.31	7.10	(1.63)	6.28
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.01 [2]	1.05	1.05	1.05	1.05
Gross operating expenses	1.07	1.07	1.11	1.23	1.21
Net investment income (loss)	3.28	4.24	3.22	3.92	3.08
Portfolio turnover rate	36 [3]	25	29	35	33
Net assets, end of period ($ x 1,000)	91,981	162,366	127,709	119,049	126,758

1
Calculated based on the average shares outstanding during the period.
2
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio. (See financial note 4)
3
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 13 for additional information.
18    See financial notes

Laudus Mondrian International Equity Fund
Portfolio Holdings  as of March 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.4%	Common Stock	80,619,036	96,872,347
0.0%	Rights	—	31,084
1.7%	Other Investment Company	1,648,604	1,648,604
100.1%	Total Investments	82,267,640	98,552,035
(0.1)%	Other Assets and Liabilities, Net		(103,445)
100.0%	Net Assets		98,448,590

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets
Australia 1.7%
Insurance 1.7%
QBE Insurance Group Ltd.	164,092	1,622,018
China 1.8%
Telecommunication Services 1.8%
China Mobile Ltd.	138,000	1,798,470
France 8.8%
Capital Goods 2.5%
Compagnie de Saint-Gobain	55,838	2,451,695
Energy 2.3%
Total S.A.	45,157	2,244,619
Pharmaceuticals, Biotechnology & Life Sciences 3.4%
Sanofi	33,693	3,327,487
Telecommunication Services 0.6%
Orange S.A.	40,577	651,649
		8,675,450
Germany 9.8%
Automobiles & Components 1.7%
Daimler AG - Reg'd	16,961	1,628,845
Software & Services 3.2%
SAP SE	43,368	3,134,524
Telecommunication Services 3.2%
Deutsche Telekom AG - Reg'd	172,604	3,156,998
Security	Number of Shares	Value ($)
Utilities 1.7%
RWE AG	67,642	1,722,161
		9,642,528
Israel 3.0%
Pharmaceuticals, Biotechnology & Life Sciences 3.0%
Teva Pharmaceutical Industries Ltd. ADR	47,700	2,971,710
Italy 2.1%
Energy 2.1%
Eni S.p.A.	118,145	2,044,871
Japan 17.6%
Automobiles & Components 3.1%
Honda Motor Co., Ltd.	93,200	3,042,321
Food & Staples Retailing 1.9%
Seven & i Holdings Co., Ltd.	43,600	1,832,214
Household & Personal Products 1.8%
Kao Corp.	35,000	1,747,690
Insurance 2.8%
Tokio Marine Holdings, Inc.	74,300	2,804,588
Pharmaceuticals, Biotechnology & Life Sciences 3.4%
Takeda Pharmaceutical Co., Ltd.	66,100	3,299,571
Technology Hardware & Equipment 3.2%
Canon, Inc.	88,700	3,138,320
Telecommunication Services 1.4%
NTT DOCOMO, Inc.	80,500	1,406,819
		17,271,523
Netherlands 3.4%
Food & Staples Retailing 3.3%
Koninklijke Ahold N.V.	168,872	3,327,768
Media 0.1%
Reed Elsevier N.V.	2,464	61,397
		3,389,165
Singapore 4.3%
Banks 1.9%
United Overseas Bank Ltd.	112,320	1,882,725
Telecommunication Services 2.4%
Singapore Telecommunications Ltd.	740,800	2,363,920
		4,246,645
Spain 7.7%
Banks 1.7%
Banco Santander S.A.	223,640	1,676,489
Telecommunication Services 2.8%
Telefonica S.A.	192,723	2,742,352
Utilities 3.2%
Iberdrola S.A.	490,733	3,164,518
		7,583,359
See financial notes    19

Laudus Mondrian International Equity Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sweden 2.1%
Telecommunication Services 2.1%
TeliaSonera AB	328,296	2,086,218
Switzerland 15.6%
Capital Goods 3.5%
ABB Ltd. - Reg'd *	161,752	3,431,407
Food, Beverage & Tobacco 3.1%
Nestle S.A. - Reg'd	41,097	3,094,701
Insurance 3.3%
Zurich Insurance Group AG *	9,606	3,246,849
Materials 2.5%
Syngenta AG - Reg'd	7,251	2,463,370
Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Novartis AG - Reg'd	31,431	3,102,255
		15,338,582
Taiwan 2.0%
Semiconductors & Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	420,154	1,952,691
United Kingdom 18.5%
Energy 5.3%
BP plc	400,721	2,597,538
Royal Dutch Shell plc, Class A	88,561	2,642,542
		5,240,080
Food & Staples Retailing 2.7%
Tesco plc	730,746	2,608,437
Food, Beverage & Tobacco 3.2%
Unilever plc	75,421	3,146,822
Pharmaceuticals, Biotechnology & Life Sciences 3.3%
GlaxoSmithKline plc	142,932	3,290,286
Telecommunication Services 1.2%
Vodafone Group plc	357,407	1,169,551
Utilities 2.8%
National Grid plc	217,325	2,793,941
		18,249,117
Total Common Stock
(Cost $80,619,036)		96,872,347
Security	Number of Shares	Value ($)
Rights 0.0% of net assets
Spain 0.0%
Telecommunication Services 0.0%
Telefonica S.A. *	192,723	31,084
Total Rights
(Cost $—)		31,084

Other Investment Company 1.7% of net assets
United States 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	1,648,604	1,648,604
Total Other Investment Company
(Cost $1,648,604)		1,648,604

End of Investments.

At 03/31/15, the tax basis cost of the fund's investments was $84,125,109 and the unrealized appreciation and depreciation were $16,750,087 and ($2,323,161), respectively, with a net unrealized appreciation of $14,426,926.
At 03/31/15, the values of certain foreign securities held by the fund aggregating $93,900,637 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt
Reg'd –	Registered

20    See financial notes

Laudus Mondrian International Equity Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of March 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$93,900,637	$—	$93,900,637
Israel [1]	2,971,710	—	—	2,971,710
Rights [1]	31,084	—	—	31,084
Other Investment Company[1]	1,648,604	—	—	1,648,604
Total	$4,651,398	$93,900,637	$—	$98,552,035
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $5,387,361 from Level 1 to Level 2 for the period ended March 31, 2015. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.
See financial notes    21

Laudus Mondrian International Equity Fund
Statement of
Assets and Liabilities
As of March 31, 2015
Assets
Investments, at value (cost $82,267,640)		$98,552,035
Foreign currency, at value (cost $116,983)		116,696
Receivables:
Investments sold		181,523
Fund shares sold		424,602
Dividends		181,068
Foreign tax reclaims		151,118
Prepaid expenses	+	588
Total assets		99,607,630
Liabilities
Payables:
Investments bought		1,037,569
Investment adviser fees		10,575
Independent trustees' fees		5,550
Distribution and shareholder services fees		673
Fund shares redeemed		630
Accrued expenses	+	104,043
Total liabilities		1,159,040
Net Assets
Total assets		99,607,630
Total liabilities	–	1,159,040
Net assets		$98,448,590
Net Assets by Source
Capital received from investors		81,196,903
Net investment income not yet distributed		238,502
Net realized capital gains		748,513
Net unrealized capital appreciation		16,264,672

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$3,486,138		540,472		$6.45
Select Shares	$2,980,998		460,008		$6.48
Institutional Shares	$91,981,454		14,147,640		$6.50

22    See financial notes

Laudus Mondrian International Equity Fund
Statement of
Operations
For the period April 1, 2014 through March 31, 2015
Investment Income
Dividends (net of foreign withholding taxes of $435,751)		$5,007,035
Expenses
Investment adviser fees		964,775
Professional fees		75,741
Transfer agent fees		68,756
Custodian fees		51,802
Registration fees		50,430
Accounting and administration fees		30,658
Independent trustees' fees		10,497
Distribution and shareholder services fees (Investor Shares)		2,685
Interest expense		490
Sub-accounting and sub-transfer agent fees:
Investor Shares		1,280
Select Shares		3,038
Other expenses	+	12,284
Total expenses		1,272,436
Expense reduction by adviser	–	82,813
Net expenses	–	1,189,623
Net investment income		3,817,412
Realized and Unrealized Gains (Losses)
Net realized gains on investments		15,903,598
Net realized losses on foreign currency transactions	+	(64,495)
Net realized gains		15,839,103
Net change in unrealized appreciation (depreciation) on investments		(19,582,584)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	199,752
Net change in unrealized appreciation (depreciation)	+	(19,382,832)
Net realized and unrealized losses		(3,543,729)
Increase in net assets resulting from operations		$273,683
See financial notes    23

Laudus Mondrian International Equity Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/14-3/31/15		4/1/13-3/31/14
Net investment income		$3,817,412	$6,442,067
Net realized gains		15,839,103	4,311,620
Net change in unrealized appreciation (depreciation)	+	(19,382,832)	18,713,546
Increase in net assets from operations		273,683	29,467,233
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(228,950)	(43,562)
Select Shares		(237,028)	(39,623)
Institutional Shares	+	(6,208,099)	(4,101,346)
Total distributions from net investment income		(6,674,077)	(4,184,531)
Distributions from net realized gains
Investor Shares		(332,869)	—
Select Shares		(343,793)	—
Institutional Shares	+	(8,947,584)	—
Total distributions from net realized gains		(9,624,246)	—
Total distributions		($16,298,323)	$—

Transactions in Fund Shares
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		415,068	$3,051,107	124,025	$1,020,656
Select Shares		331,340	2,479,377	187,963	1,551,950
Institutional Shares	+	4,084,739	31,936,081	5,128,087	41,545,896
Total shares sold		4,831,147	$37,466,565	5,440,075	$44,118,502
Issued in connection with merger
Institutional Shares		4,414,647	28,253,737	—	—
Total shares issued in connection with merger		4,414,647	$28,253,737	—	$—
Shares Reinvested
Investor Shares		86,483	$521,494	4,585	$37,461
Select Shares		77,093	466,412	3,974	32,588
Institutional Shares	+	1,338,949	8,127,419	118,669	975,458
Total shares reinvested		1,502,525	$9,115,325	127,228	$1,045,507
Shares Redeemed
Investor Shares		(96,337)	($716,832)	(117,964)	($961,598)
Select Shares		(202,963)	(1,634,227)	(40,460)	(338,030)
Institutional Shares	+	(14,126,383)	(123,799,839)	(3,918,997)	(32,761,514)
Total shares redeemed		(14,425,683)	($126,150,898)	(4,077,421)	($34,061,142)
Net transactions in fund shares		(3,677,364)	($51,315,271)	1,489,882	$11,102,867
Shares Outstanding and Net Assets
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		18,825,484	$165,788,501	17,335,602	$129,402,932
Total increase or decrease	+	(3,677,364)	(67,339,911)	1,489,882	36,385,569
End of period		15,148,120	$98,448,590	18,825,484	$165,788,501
Net investment income not yet distributed			$238,502		$3,160,403
24    See financial notes

Laudus Mondrian Emerging Markets Fund
Financial Statements
Financial Highlights
Investor Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.69	9.84	9.48	9.67	8.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.11	0.12	0.16	0.14
Net realized and unrealized gains (losses)	(0.45)	(1.18)	0.42	(0.20)	0.90
Total from investment operations	(0.31)	(1.07)	0.54	(0.04)	1.04
Less distributions:
Distributions from net investment income	(0.20)	(0.08)	(0.18)	(0.08)	(0.16)
Distributions from net realized gains	—	(0.00) [2]	—	(0.07)	—
Total distributions	(0.20)	(0.08)	(0.18)	(0.15)	(0.16)
Net asset value at end of period	8.18	8.69	9.84	9.48	9.67
Total return (%)	(3.46)	(10.89)	5.79	(0.19)	11.89
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.71 [3]	1.80	1.80	1.80	1.80
Gross operating expenses	1.77	1.86	1.89	1.90	1.91
Net investment income (loss)	1.56	1.25	1.33	1.74	1.56
Portfolio turnover rate	30 [4]	69	59	43	33
Net assets, end of period ($ x 1,000)	5,426	7,499	11,716	9,639	10,862

Select Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.70	9.85	9.49	9.68	8.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.17	0.13	0.12	0.18	0.17
Net realized and unrealized gains (losses)	(0.46)	(1.17)	0.45	(0.19)	0.90
Total from investment operations	(0.29)	(1.04)	0.57	(0.01)	1.07
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.21)	(0.11)	(0.19)
Distributions from net realized gains	—	(0.00) [2]	—	(0.07)	—
Total distributions	(0.23)	(0.11)	(0.21)	(0.18)	(0.19)
Net asset value at end of period	8.18	8.70	9.85	9.49	9.68
Total return (%)	(3.26)	(10.57)	6.15	0.15	12.18
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.45 [3]	1.52	1.52	1.52	1.52
Gross operating expenses	1.51	1.59	1.66	1.66	1.66
Net investment income (loss)	1.92	1.47	1.24	1.94	1.83
Portfolio turnover rate	30 [4]	69	59	43	33
Net assets, end of period ($ x 1,000)	10,446	15,849	18,340	5,993	5,554
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.01.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio. (See financial note 4)
4
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 13 for additional information.
See financial notes    25

Laudus Mondrian Emerging Markets Fund
Financial Highlights continued
Institutional Shares	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	8.69	9.85	9.49	9.68	8.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.14	0.16	0.19	0.15
Net realized and unrealized gains (losses)	(0.39)	(1.19)	0.42	(0.19)	0.92
Total from investment operations	(0.27)	(1.05)	0.58	—	1.07
Less distributions:
Distributions from net investment income	(0.24)	(0.11)	(0.22)	(0.12)	(0.19)
Distributions from net realized gains	—	(0.00) [2]	—	(0.07)	—
Total distributions	(0.24)	(0.11)	(0.22)	(0.19)	(0.19)
Net asset value at end of period	8.18	8.69	9.85	9.49	9.68
Total return (%)	(3.03)	(10.62)	6.21	0.23	12.25
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.29 [3]	1.45	1.45	1.45	1.45
Gross operating expenses	1.31	1.52	1.49	1.50	1.51
Net investment income (loss)	1.42	1.55	1.70	2.07	1.69
Portfolio turnover rate	30 [4]	69	59	43	33
Net assets, end of period ($ x 1,000)	559,347	121,795	141,536	148,187	171,432

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.01.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio. (See financial note 4)
4
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 13 for additional information.
26    See financial notes

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings  as of March 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
96.9%	Common Stock	578,954,737	557,155,102
1.0%	Preferred Stock	18,427,761	5,681,775
1.8%	Other Investment Company	10,553,899	10,553,899
99.7%	Total Investments	607,936,397	573,390,776
0.3%	Other Assets and Liabilities, Net		1,828,380
100.0%	Net Assets		575,219,156

Security	Number of Shares	Value ($)
Common Stock 96.9% of net assets
Brazil 6.6%
Materials 0.2%
Vale S.A. ADR	252,000	1,423,800
Software & Services 1.7%
Cielo S.A.	693,660	9,930,387
Transportation 3.2%
CCR S.A.	2,792,400	14,261,447
EcoRodovias Infraestrutura e Logistica S.A.	1,439,200	4,053,957
		18,315,404
Utilities 1.5%
CPFL Energia S.A. ADR	665,500	8,465,160
		38,134,751
Chile 2.0%
Utilities 2.0%
Enersis S.A. ADR	708,100	11,513,706
China 17.1%
Capital Goods 2.1%
Beijing Enterprises Holdings Ltd.	1,539,500	12,094,910
Consumer Durables & Apparel 2.7%
Belle International Holdings Ltd.	13,216,848	15,428,331
Energy 1.3%
China Shenhua Energy Co., Ltd., Class H	2,831,000	7,221,028
Health Care Equipment & Services 2.3%
Mindray Medical International Ltd. ADR	488,800	13,368,680
Security	Number of Shares	Value ($)
Household & Personal Products 2.3%
Hengan International Group Co., Ltd.	1,102,500	13,270,587
Telecommunication Services 3.0%
China Mobile Ltd.	1,334,000	17,385,207
Utilities 3.4%
China Resources Power Holdings Co., Ltd.	7,756,000	19,451,159
		98,219,902
Hong Kong 1.0%
Consumer Services 1.0%
Sands China Ltd.	1,369,600	5,663,614
India 10.6%
Automobiles & Components 2.2%
Bajaj Auto Ltd.	380,928	12,278,976
Banks 3.3%
Axis Bank Ltd.	857,077	7,686,902
Housing Development Finance Corp., Ltd.	546,192	11,483,769
		19,170,671
Capital Goods 0.9%
Larsen & Toubro Ltd.	184,068	5,057,212
Energy 1.9%
Cairn India Ltd.	3,172,586	10,858,529
Software & Services 2.3%
Infosys Ltd.	220,452	7,757,470
Infosys Ltd. ADR	159,500	5,595,260
		13,352,730
		60,718,118
Indonesia 4.3%
Banks 3.4%
PT Bank Mandiri (Persero) Tbk	9,769,300	9,316,680
PT Bank Rakyat Indonesia (Persero) Tbk	9,965,900	10,108,558
		19,425,238
Utilities 0.9%
PT Perusahaan Gas Negara (Persero) Tbk	15,157,700	5,555,716
		24,980,954
Kazakhstan 1.0%
Energy 1.0%
KazMunaiGas Exploration Production JSC GDR	471,379	5,821,531
Malaysia 7.0%
Banks 2.7%
AMMB Holdings Berhad	8,935,100	15,326,351
Consumer Services 1.5%
Genting Malaysia Berhad	7,844,100	8,949,984
See financial notes    27

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Utilities 2.8%
Tenaga Nasional Berhad	4,193,800	16,237,467
		40,513,802
Mexico 5.5%
Banks 1.9%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	1,005,300	10,977,876
Real Estate 3.6%
Fibra Uno Administracion S.A. de C.V.	7,703,400	20,408,063
		31,385,939
Peru 1.4%
Banks 1.4%
Credicorp Ltd.	58,600	8,240,918
Philippines 2.8%
Telecommunication Services 2.8%
Philippine Long Distance Telephone Co. ADR	254,573	15,908,267
Qatar 1.9%
Banks 1.9%
Qatar National Bank SAQ	201,135	10,687,486
Republic of Korea 5.5%
Automobiles & Components 3.0%
Hyundai Mobis Co., Ltd.	78,786	17,451,524
Technology Hardware & Equipment 2.5%
Samsung Electronics Co., Ltd.	11,157	14,467,876
		31,919,400
Russia 1.5%
Energy 1.5%
Gazprom OAO ADR	1,836,968	8,661,304
South Africa 4.2%
Capital Goods 1.8%
The Bidvest Group Ltd.	377,336	10,206,956
Food, Beverage & Tobacco 1.5%
SABMiller plc	163,835	8,569,993
Retailing 0.9%
Woolworths Holdings Ltd.	750,040	5,317,574
		24,094,523
Taiwan 11.2%
Semiconductors & Semiconductor Equipment 6.4%
MediaTek, Inc.	980,000	13,235,637
Taiwan Semiconductor Manufacturing Co., Ltd.	5,098,719	23,696,603
		36,932,240
Technology Hardware & Equipment 2.2%
Asustek Computer, Inc.	1,225,000	12,314,913
Security	Number of Shares	Value ($)
Telecommunication Services 2.6%
Taiwan Mobile Co., Ltd.	4,280,000	14,963,509
		64,210,662
Thailand 1.6%
Energy 1.6%
PTT PCL	911,300	9,045,787
Turkey 3.5%
Energy 2.0%
Tupras-Turkiye Petrol Rafinerileri A/S	485,491	11,502,068
Telecommunication Services 1.5%
Turk Telekomunikasyon A/S	3,308,415	8,771,295
		20,273,363
United Arab Emirates 2.1%
Real Estate 2.1%
Emaar Malls Group PJSC *	14,896,922	11,841,895
United Kingdom 3.2%
Food, Beverage & Tobacco 3.2%
Unilever plc	444,921	18,563,628
United States 2.9%
Consumer Services 2.9%
Yum! Brands, Inc.	212,850	16,755,552
Total Common Stock
(Cost $578,954,737)		557,155,102

Preferred Stock 1.0% of net assets
Brazil 1.0%
Materials 1.0%
Vale S.A. ADR	1,171,500	5,681,775
Total Preferred Stock
(Cost $18,427,761)		5,681,775

Other Investment Company 1.8% of net assets
United States 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	10,553,899	10,553,899
Total Other Investment Company
(Cost $10,553,899)		10,553,899

End of Investments.

At 03/31/15, the tax basis cost of the fund's investments was $619,431,973 and the unrealized appreciation and depreciation were $31,362,399 and ($77,403,596) respectively, with a net unrealized depreciation of ($46,041,197).
28    See financial notes

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings continued
At 03/31/15, the values of certain foreign securities held by the fund aggregating $392,723,407 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt
GDR –	Global Depositary Receipt

The following is a summary of the inputs used to value the fund's investments as of March 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$252,749,327	$—	$252,749,327
Brazil [1]	38,134,751	—	—	38,134,751
Chile [1]	11,513,706	—	—	11,513,706
China [1]	—	84,851,222	—	84,851,222
Health Care Equipment & Services	13,368,680	—	—	13,368,680
India [1]	—	47,365,388	—	47,365,388
Software & Services	5,595,260	7,757,470	—	13,352,730
Kazakhstan [1]	5,821,531	—	—	5,821,531
Mexico [1]	31,385,939	—	—	31,385,939
Peru [1]	8,240,918	—	—	8,240,918
Philippines [1]	15,908,267	—	—	15,908,267
Russia [1]	8,661,304	—	—	8,661,304
Thailand [1]	9,045,787	—	—	9,045,787
United States[1]	16,755,552	—	—	16,755,552
Preferred Stock
Brazil [1]	5,681,775	—	—	5,681,775
Other Investment Company[1]	10,553,899	—	—	10,553,899
Total	$180,667,369	$392,723,407	$—	$573,390,776
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2015.
See financial notes    29

Laudus Mondrian Emerging Markets Fund
Statement of
Assets and Liabilities
As of March 31, 2015
Assets
Investments, at value (cost $607,936,397)		$573,390,776
Foreign currency, at value (cost $1,475,102)		1,477,654
Receivables:
Investments sold		622,777
Dividends		984,016
Fund shares sold		14,284
Prepaid expenses	+	537
Total assets		576,490,044
Liabilities
Payables:
Investments bought		821,400
Investment adviser fees		117,566
Fund shares redeemed		34,882
Due to custodian		19,552
Independent trustees' fees		6,945
Distribution and shareholder services fees		1,170
Accrued expenses	+	269,373
Total liabilities		1,270,888
Net Assets
Total assets		576,490,044
Total liabilities	–	1,270,888
Net assets		$575,219,156
Net Assets by Source
Capital received from investors		640,083,667
Distributions in excess of net investment income		(2,141,374)
Net realized capital losses		(28,166,643)
Net unrealized capital depreciation		(34,556,494)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$5,425,614		663,297		$8.18
Select Shares	$10,446,422		1,276,499		$8.18
Institutional Shares	$559,347,120		68,392,792		$8.18

30    See financial notes

Laudus Mondrian Emerging Markets Fund
Statement of
Operations
For the period April 1, 2014 through March 31, 2015
Investment Income
Dividends (net of foreign withholding taxes of $648,640)		$5,860,163
Expenses
Investment adviser fees		2,273,269
Custodian fees		178,189
Professional fees		84,122
Transfer agent fees		77,134
Registration fees		76,306
Accounting and administration fees		35,012
Shareholder reports		24,268
Distribution and shareholder services fees (Investor Shares)		15,102
Independent trustees' fees		10,707
Recouped sub-accounting and sub-transfer agent fees		3,079
Interest expense		939
Sub-accounting and sub-transfer agent fees:
Investor Shares		8,770
Select Shares		11,514
Other expenses	+	29,614
Total expenses		2,828,025
Expense reduction by adviser	–	53,246
Net expenses	–	2,774,779
Net investment income		3,085,384
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $337,975)		(1,942,165)
Net realized gains on foreign currency transactions	+	147,928
Net realized losses		(1,794,237)
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of $216,261)		(17,457,987)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(12,130)
Net change in unrealized appreciation (depreciation)	+	(17,470,117)
Net realized and unrealized losses		(19,264,354)
Decrease in net assets resulting from operations		($16,178,970)
See financial notes    31

Laudus Mondrian Emerging Markets Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/14-3/31/15		4/1/13-3/31/14
Net investment income		$3,085,384	$2,452,713
Net realized losses		(1,794,237)	(8,477,024)
Net change in unrealized appreciation (depreciation)	+	(17,470,117)	(12,521,056)
Decrease in net assets from operations		(16,178,970)	(18,545,367)
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(145,366)	(86,943)
Select Shares		(305,982)	(205,448)
Institutional Shares	+	(3,366,678)	(1,531,617)
Total distributions from net investment income		(3,818,026)	(1,824,008)
Distributions from net realized gains
Investor Shares		—	(1,806)
Select Shares		—	(3,081)
Institutional Shares	+	—	(21,764)
Total distributions from net realized gains		—	(26,651)
Total distributions		($3,818,026)	($1,850,659)

Transactions in Fund Shares
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		150,710	$1,325,782	824,632	$7,571,471
Select Shares		251,274	2,223,309	1,102,624	10,078,700
Institutional Shares	+	10,345,888	89,219,542	10,707,051	93,596,387
Total shares sold		10,747,872	$92,768,633	12,634,307	$111,246,558
Issued in connection with merger
Institutional Shares		48,526,177	407,621,233	—	—
Total shares issued in connection with merger		48,526,177	$407,621,233	—	$—
Shares Reinvested
Investor Shares		17,540	$138,570	8,970	$77,952
Select Shares		30,056	237,443	17,322	150,528
Institutional Shares	+	386,789	3,051,761	114,129	990,640
Total shares reinvested		434,385	$3,427,774	140,421	$1,219,120
Shares Redeemed
Investor Shares		(368,166)	($3,218,784)	(1,160,577)	($10,285,948)
Select Shares		(827,132)	(7,477,651)	(1,159,490)	(10,245,399)
Institutional Shares	+	(4,881,768)	(43,048,584)	(11,181,228)	(97,987,264)
Total shares redeemed		(6,077,066)	($53,745,019)	(13,501,295)	($118,518,611)
Net transactions in fund shares		53,631,368	$450,072,621	(726,567)	($6,052,933)
Shares Outstanding and Net Assets
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,701,220	$145,143,531	17,427,787	$171,592,490
Total increase or decrease	+	53,631,368	430,075,625	(726,567)	(26,448,959)
End of period		70,332,588	$575,219,156	16,701,220	$145,143,531
Distributions in excess of net investment income/Net investment income not yet distributed			($2,141,374)		$6,056
32    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Financial Statements
Financial Highlights
	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	10.89	11.01	11.61	11.86	11.20
Income (loss) from investment operations:
Net investment income (loss)	0.15 [1]	0.16 [1]	0.15	0.20	0.16
Net realized and unrealized gains (losses)	(1.14)	(0.21)	(0.53)	0.09	0.71
Total from investment operations	(0.99)	(0.05)	(0.38)	0.29	0.87
Less distributions:
Distributions from net investment income	—	—	(0.15)	(0.46)	(0.20)
Distributions from net realized gains	(0.45)	(0.07)	(0.07)	(0.08)	(0.01)
Total distributions	(0.45)	(0.07)	(0.22)	(0.54)	(0.21)
Net asset value at end of period	9.45	10.89	11.01	11.61	11.86
Total return (%)	(9.37)	(0.49)	(3.41)	2.48	7.86
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.74	0.69	0.69	0.71	0.74
Gross operating expenses	0.76	0.69	0.69	0.71	0.74
Net investment income (loss)	1.39	1.48	1.27	1.51	1.67
Portfolio turnover rate	50	52	44	68	58
Net assets, end of period ($ x 1,000)	187,388	652,647	741,235	881,405	966,800

1
Calculated based on the average shares outstanding during the period.
See financial notes    33

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings  as of March 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
80.7%	Government Bonds	160,357,362	151,179,138
16.5%	Supranational	38,184,576	31,020,657
1.8%	Other Investment Company	3,320,343	3,320,343
99.0%	Total Investments	201,862,281	185,520,138
1.0%	Other Assets and Liabilities, Net		1,868,179
100.0%	Net Assets		187,388,317

Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Government Bonds 80.7% of net assets
Austria 4.5%
Austria Government Bond
6.25%, 07/15/27 (EUR)	4,600,000	8,373,736
Canada 4.0%
Canada Government International Bond
3.50%, 01/13/20 (EUR)	5,930,000	7,456,075
Finland 4.4%
Finland Government Bond
3.50%, 04/15/21 (EUR) (a)	6,300,000	8,189,419
France 4.6%
France Government Bond OAT
5.75%, 10/25/32 (EUR)	4,475,000	8,709,244
Germany 5.7%
Bundesobligation
0.50%, 04/07/17 (EUR)	1,219,000	1,330,490
0.50%, 02/23/18 (EUR)	1,500,000	1,647,073
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Bundesrepublik Deutschland
3.50%, 07/04/19 (EUR)	3,300,000	4,103,770
1.50%, 09/04/22 (EUR)	2,000,000	2,386,946
1.00%, 08/15/24 (EUR)	1,000,000	1,159,478
		10,627,757
Japan 17.5%
Japan Government Five Year Bond
0.40%, 09/20/15 (JPY)	810,000,000	6,766,666
Japan Government Ten Year Bond
1.90%, 06/20/16 (JPY)	252,650,000	2,154,608
1.10%, 06/20/20 (JPY)	556,500,000	4,872,056
0.60%, 03/20/24 (JPY)	95,000,000	811,481
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	980,000,000	10,024,452
1.70%, 03/20/44 (JPY)	900,000,000	8,138,563
		32,767,826
Malaysia 1.9%
Malaysia Government Bond
3.65%, 10/31/19 (MYR)	5,650,000	1,530,704
4.05%, 09/30/21 (MYR)	5,400,000	1,482,248
4.18%, 07/15/24 (MYR)	2,000,000	550,659
		3,563,611
Mexico 4.7%
Mexico Government Bond
6.50%, 06/10/21 (MXN)	121,685,000	8,387,486
7.50%, 06/03/27 (MXN)	6,150,000	448,457
		8,835,943
Netherlands 4.4%
Netherlands Government Bond
5.50%, 01/15/28 (EUR)	4,693,490	8,239,648
New Zealand 4.4%
New Zealand Government Bond
6.00%, 12/15/17 (NZD)	4,000,000	3,213,896
5.00%, 03/15/19 (NZD)	1,200,000	959,943
5.50%, 04/15/23 (NZD)	4,650,000	4,033,889
		8,207,728
Poland 2.1%
Poland Government Bond
4.75%, 04/25/17 (PLN)	1,740,000	488,410
5.50%, 10/25/19 (PLN)	10,500,000	3,210,310
5.75%, 04/25/29 (PLN)	500,000	182,992
		3,881,712
34    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Sweden 9.7%
Sweden Government Bond
5.00%, 12/01/20 (SEK)	44,500,000	6,621,637
3.50%, 06/01/22 (SEK)	74,165,000	10,643,551
3.50%, 03/30/39 (SEK)	5,600,000	1,016,248
		18,281,436
United Kingdom 12.8%
United Kingdom Gilt
3.75%, 09/07/21 (GBP)	2,560,000	4,382,513
2.75%, 09/07/24 (GBP)	2,250,000	3,677,122
5.00%, 03/07/25 (GBP)	3,650,000	7,111,140
4.50%, 09/07/34 (GBP)	2,000,000	4,079,395
4.25%, 09/07/39 (GBP)	2,350,000	4,794,833
		24,045,003
Total Government Bonds
(Cost $160,357,362)		151,179,138

Supranational* 16.5% of net assets
Asian Development Bank
2.35%, 06/21/27 (JPY)	750,000,000	7,692,123
European Investment Bank
1.40%, 06/20/17 (JPY)	940,000,000	8,121,738
European Union Notes
2.75%, 06/03/16 (EUR)	6,750,000	7,501,727
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	890,000,000	7,705,069
Total Supranational
(Cost $38,184,576)		31,020,657
Security	Number of Shares	Value ($)
Other Investment Company 1.8% of net assets
United States 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (b)	3,320,343	3,320,343
Total Other Investment Company
(Cost $3,320,343)		3,320,343

End of Investments.

At 03/31/15, the tax basis cost of the fund's investments was $203,972,352 and the unrealized appreciation and depreciation were $2,645,260 and ($21,097,474), respectively, with a net unrealized depreciation of ($18,452,214).
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $8,189,419 or 4.4% of net assets.
(b)	The rate shown is the 7-day yield.

AUD –	Australian dollar
EUR –	euro currency
GBP –	Great British pound
JPY –	Japanese yen
MXN –	Mexican peso
MYR –	Malaysian ringgit
NZD –	New Zealand dollar
PLN –	Polish zloty
SEK –	Swedish krona
USD –	U.S. dollar
See financial notes    35

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings continued
In addition to the above, the fund held the following at 03/31/15:
Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Exchange Contracts
04/30/2015	State Street Bank & Trust Co.	AUD	10,684,500	USD	8,124,718	(196,189)
04/30/2015	State Street Bank & Trust Co.	JPY	128,893,500	USD	1,075,108	(1,426)
04/30/2015	State Street Bank & Trust Co.	JPY	163,211,500	USD	1,361,357	(16,727)
04/30/2015	State Street Bank & Trust Co.	JPY	1,768,228,000	USD	14,748,891	(286,549)
04/30/2015	State Street Bank & Trust Co.	NZD	940,500	USD	701,207	(1,524)
04/30/2015	State Street Bank & Trust Co.	USD	8,124,718	AUD	10,684,500	353,379
04/30/2015	State Street Bank & Trust Co.	USD	8,813,954	JPY	1,056,695,000	(7,707)
04/30/2015	State Street Bank & Trust Co.	USD	1,048,112	JPY	125,657,000	9,181
04/30/2015	State Street Bank & Trust Co.	USD	98,415	NZD	132,000	(4,034)
04/30/2015	State Street Bank & Trust Co.	USD	8,799,949	NZD	11,803,000	(67,263)
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						(218,859)

The following is a summary of the inputs used to value the fund's investments as of March 31, 2015 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government Bonds[1]	$—	$151,179,138	$—	$151,179,138
Supranational	—	31,020,657	—	31,020,657
Other Investment Company[1]	3,320,343	—	—	3,320,343
Total	$3,320,343	$182,199,795	$—	$185,520,138
Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$362,560	$—	$362,560
Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($581,419)	$—	($581,419)
[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2015.
36    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Statement of
Assets and Liabilities
As of March 31, 2015
Assets
Investments, at value (cost $201,862,281)		$185,520,138
Foreign currency, at value (cost $52,294)		52,270
Receivables:
Interest		1,988,148
Fund shares sold		464,274
Foreign tax reclaims		128,241
Unrealized appreciation on forward foreign currency exchange contracts		362,560
Prepaid expenses	+	1,568
Total assets		188,517,199
Liabilities
Payables:
Fund shares redeemed		380,830
Investment adviser fees		20,212
Independent trustees' fees		16,119
Unrealized depreciation on forward foreign currency exchange contracts		581,419
Accrued expenses	+	130,302
Total liabilities		1,128,882
Net Assets
Total assets		188,517,199
Total liabilities	–	1,128,882
Net assets		$187,388,317
Net Assets by Source
Capital received from investors		210,906,706
Distributions in excess of net investment income		(8,640,739)
Net realized capital gains		1,905,719
Net unrealized capital depreciation		(16,783,369)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$187,388,317		19,823,826		$9.45

See financial notes    37

Laudus Mondrian International Government Fixed Income Fund
Statement of
Operations
For the period April 1, 2014 through March 31, 2015
Investment Income
Interest		$6,195,201
Expenses
Investment adviser fees		1,743,674
Custodian fees		102,783
Transfer agent fees		102,248
Professional fees		89,692
Accounting and administration fees		57,665
Registration fees		55,664
Shareholder reports		36,614
Independent trustees' fees		14,134
Interest expense		1,597
Other expenses	+	12,384
Total expenses		2,216,455
Expense reduction by adviser	–	63,797
Net expenses	–	2,152,658
Net investment income		4,042,543
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(4,156,452)
Net realized losses on foreign currency transactions	+	(2,720,553)
Net realized losses		(6,877,005)
Net change in unrealized appreciation (depreciation) on investments		(20,100,893)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	3,368,666
Net change in unrealized appreciation (depreciation)	+	(16,732,227)
Net realized and unrealized losses		(23,609,232)
Decrease in net assets resulting from operations		($19,566,689)
38    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/14-3/31/15		4/1/13-3/31/14
Net investment income		$4,042,543	$9,876,457
Net realized losses		(6,877,005)	(27,024,141)
Net change in unrealized appreciation (depreciation)	+	(16,732,227)	12,341,763
Decrease in net assets from operations		(19,566,689)	(4,805,921)
Distributions to Shareholders
Distributions from net realized gains		($10,072,652)	($3,960,271)

Transactions in Fund Shares
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,605,938	$58,248,799	27,345,555	$294,220,955
Shares reinvested		583,662	5,859,964	100,641	1,079,879
Shares redeemed	+	(46,319,811)	(499,728,433)	(34,800,669)	(375,122,134)
Net transactions in fund shares		(40,130,211)	($435,619,670)	(7,354,473)	($79,821,300)
Shares Outstanding and Net Assets
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,954,037	$652,647,328	67,308,510	$741,234,820
Total decrease	+	(40,130,211)	(465,259,011)	(7,354,473)	(88,587,492)
End of period		19,823,826	$187,388,317	59,954,037	$652,647,328
Distributions in excess of net investment income			($8,640,739)		($5,533,417)
See financial notes    39

Laudus Mondrian Global Government Fixed Income Fund
Financial Statements
Financial Highlights
	4/1/14– 3/31/15	4/1/13– 3/31/14	7/10/12 [1]– 3/31/13
Per-Share Data ($)
Net asset value at beginning of period	9.30	9.61	10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.13 [2]	0.11
Net realized and unrealized gains (losses)	(0.76)	(0.38)	(0.40)
Total from investment operations	(0.59)	(0.25)	(0.29)
Less distributions:
Distributions from net investment income	—	(0.03)	(0.09)
Distributions from net realized gains	—	(0.03)	(0.01)
Total distributions	—	(0.06)	(0.10)
Net asset value at end of period	8.71	9.30	9.61
Total return (%)	(6.34)	(2.60)	(2.95) [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.85	0.85	0.22 [4],[5]
Gross operating expenses	1.76	1.74	1.28 [4]
Net investment income (loss)	1.80	1.40	1.56 [4]
Portfolio turnover rate	62	42	73 [3]
Net assets, end of period ($ x 1,000)	13,394	18,575	29,074

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Effective July 11, 2012 through January 10, 2013, the net operating expense limitation was 0.00%. The ratio presented for the period ended 3/31/13 is a blended ratio.
40    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings  as of March 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
63.6%	Government Bonds	9,857,090	8,520,946
33.9%	U.S. Government Securities	4,471,273	4,534,596
1.3%	Other Investment Company	178,669	178,669
1.4%	Short-Term Investment	183,987	183,995
100.2%	Total Investments	14,691,019	13,418,206
(0.2)%	Other Assets and Liabilities, Net		(24,143)
100.0%	Net Assets		13,394,063

Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Government Bonds 63.6% of net assets
Australia 1.6%
Australia Government Bond
5.25%, 03/15/19 (AUD)	63,000	54,416
5.75%, 05/15/21 (AUD)	116,000	107,546
4.75%, 04/21/27 (AUD)	57,000	53,809
		215,771
Brazil 4.4%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17 (BRL)	569,000	166,697
10.00%, 01/01/21 (BRL)	701,000	194,016
10.00%, 01/01/23 (BRL)	800,000	210,415
10.00%, 01/01/25 (BRL)	95,000	24,044
		595,172
Colombia 1.4%
Colombia Government International Bond
7.75%, 04/14/21 (COP)	113,000,000	48,872
Colombian TES
5.00%, 11/21/18 (COP)	77,600,000	29,487
7.00%, 05/04/22 (COP)	54,000,000	21,316
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
10.00%, 07/24/24 (COP)	103,000,000	47,682
6.00%, 04/28/28 (COP)	100,000,000	33,658
		181,015
Germany 10.3%
Bundesobligation
0.50%, 10/13/17 (EUR)	130,000	142,420
0.50%, 02/23/18 (EUR)	592,000	650,045
Bundesrepublik Deutschland
2.50%, 01/04/21 (EUR)	236,000	291,538
3.25%, 07/04/42 (EUR)	165,000	297,319
		1,381,322
Indonesia 1.2%
Indonesia Treasury Bond
5.63%, 05/15/23 (IDR)	900,000,000	61,675
8.38%, 03/15/34 (IDR)	1,170,000,000	95,404
		157,079
Japan 13.4%
Japan Government Ten Year Bond
1.70%, 03/20/17 (JPY)	6,400,000	55,106
1.40%, 03/20/18 (JPY)	57,300,000	496,752
0.80%, 09/20/20 (JPY)	60,700,000	524,254
0.60%, 03/20/24 (JPY)	31,450,000	268,643
Japan Government Thirty Year Bond
1.70%, 03/20/44 (JPY)	50,200,000	453,951
		1,798,706
Malaysia 3.0%
Malaysia Government Bond
3.31%, 10/31/17 (MYR)	590,000	159,239
4.24%, 02/07/18 (MYR)	30,000	8,286
3.42%, 08/15/22 (MYR)	330,000	86,771
4.18%, 07/15/24 (MYR)	432,000	118,943
3.84%, 04/15/33 (MYR)	130,000	33,258
		406,497
Mexico 7.2%
Mexico Government Bond
8.00%, 12/17/15 (MXN)	357,500	24,210
7.25%, 12/15/16 (MXN)	100,000	6,930
6.50%, 06/10/21 (MXN)	5,344,000	368,350
8.00%, 12/07/23 (MXN)	3,490,000	261,488
7.50%, 06/03/27 (MXN)	1,500,000	109,380
10.00%, 11/20/36 (MXN)	2,050,000	190,211
		960,569
New Zealand 3.3%
New Zealand Government Bond
6.00%, 12/15/17 (NZD)	217,000	174,354
5.50%, 04/15/23 (NZD)	301,000	261,118
		435,472
See financial notes    41

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Peru 0.6%
Peru Government Bond
7.84%, 08/12/20 (PEN)	210,000	77,484
5.20%, 09/12/23 (PEN)	20,000	6,311
		83,795
Poland 3.4%
Poland Government Bond
5.50%, 04/25/15 (PLN)	100,000	26,452
4.75%, 04/25/17 (PLN)	310,000	87,016
5.25%, 10/25/20 (PLN)	427,000	132,066
5.75%, 09/23/22 (PLN)	640,000	210,937
		456,471
Qatar 1.0%
Qatar Government International Bond
5.25%, 01/20/20 (USD) (a)	120,000	136,350
Russia 1.9%
Russian Federal Bond - OFZ
7.50%, 03/15/18 (RUB)	3,100,000	47,672
7.60%, 04/14/21 (RUB)	8,500,000	119,540
8.15%, 02/03/27 (RUB)	6,800,000	91,368
		258,580
South Africa 1.8%
South Africa Government Bond
7.25%, 01/15/20 (ZAR)	477,000	39,311
10.50%, 12/21/26 (ZAR)	1,040,000	103,803
6.25%, 03/31/36 (ZAR)	1,530,000	100,512
		243,626
Turkey 1.0%
Turkey Government Bond
6.30%, 02/14/18 (TRY)	30,000	10,975
8.50%, 07/10/19 (TRY)	80,000	31,075
7.10%, 03/08/23 (TRY)	250,000	89,703
		131,753
United Kingdom 8.1%
United Kingdom Gilt
2.75%, 09/07/24 (GBP)	280,000	457,597
4.25%, 12/07/27 (GBP)	220,000	418,221
4.50%, 09/07/34 (GBP)	99,500	202,950
		1,078,768
Total Government Bonds
(Cost $9,857,090)		8,520,946

U.S. Government Securities 33.9% of net assets
United States 33.9%
U.S. Treasury Bond
3.38%, 05/15/44 (USD)	300,000	351,492
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
U.S. Treasury Notes
1.25%, 04/30/19 (USD)	690,000	690,916
3.63%, 08/15/19 (USD)	670,000	736,896
1.00%, 08/31/19 (USD)	242,000	238,975
2.13%, 08/31/20 (USD)	540,000	558,394
3.63%, 02/15/21 (USD)	915,000	1,021,440
2.13%, 08/15/21 (USD)	753,000	775,119
2.50%, 05/15/24 (USD)	153,600	161,364
Total U.S. Government Securities
(Cost $4,471,273)		4,534,596
Security	Number of Shares	Value ($)
Other Investment Company 1.3% of net assets
United States 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	178,669	178,669
Total Other Investment Company
(Cost $178,669)		178,669
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Short-Term Investment 1.4% of net assets
United States 1.4%
U.S. Treasury Bill
0.03%, 06/11/15 (USD) (b)	184,000	183,995
Total Short-Term Investment
(Cost $183,987)		183,995

End of Investments.

At 03/31/15, the tax basis cost of the fund's investments was $14,784,517 and the unrealized appreciation and depreciation were $167,362 and ($1,533,673), respectively, with a net unrealized depreciation of ($1,366,311).
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $136,350 or 1.0% of net assets.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.

42    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
AUD –	Australian dollar
BRL –	Brazilian real
CLP –	Chilean peso
CNY –	Chinese yuan renminbi
COP –	Colombian peso
EUR –	euro currency
GBP –	Great British pound
IDR –	Indonesian rupiah
JPY –	Japanese yen
MXN –	Mexican peso
MYR –	Malaysian ringgit
NZD –	New Zealand dollar
PEN –	Peruvian nuevo sol
PLN –	Polish zloty
RUB –	Russian ruble
SEK –	Swedish krona
TRY –	Turkish lira
USD –	U.S. dollar
ZAR –	South African rand
In addition to the above, the fund held the following at 03/31/15:
Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Exchange Contracts
04/30/2015	JPMorgan Chase Bank	CLP	56,368,500	USD	90,060	408
04/30/2015	JPMorgan Chase Bank	CNY	1,310,500	USD	210,676	52
04/30/2015	State Street Bank & Trust Co.	EUR	510,500	USD	549,117	(35,586)
04/30/2015	State Street Bank & Trust Co.	JPY	162,915,000	USD	1,358,883	(26,884)
04/30/2015	State Street Bank & Trust Co.	JPY	9,340,500	USD	77,910	(247)
04/30/2015	Barclays Capital, Inc.	RUB	2,868,500	USD	48,665	7,147
04/30/2015	JPMorgan Chase Bank	RUB	1,702,000	USD	28,875	(470)
04/30/2015	State Street Bank & Trust Co.	SEK	9,250,500	USD	1,074,551	(32,829)
04/30/2015	Barclays Capital, Inc.	USD	90,060	CLP	56,368,500	(827)
04/30/2015	Barclays Capital, Inc.	USD	10,530	CNY	65,500	47
04/30/2015	Barclays Capital, Inc.	USD	14,227	CNY	88,500	57
04/30/2015	State Street Bank & Trust Co.	USD	312,106	JPY	37,418,000	(273)
04/30/2015	State Street Bank & Trust Co.	USD	56,778	JPY	6,807,000	(103)
04/30/2015	State Street Bank & Trust Co.	USD	72,008	JPY	8,633,000	495
04/30/2015	State Street Bank & Trust Co.	USD	107,735	NZD	144,500	(255)
04/30/2015	State Street Bank & Trust Co.	USD	3,355	NZD	4,500	(117)
04/30/2015	State Street Bank & Trust Co.	USD	323,204	NZD	433,500	(2,470)
04/30/2015	State Street Bank & Trust Co.	USD	4,846	NZD	6,500	93
04/30/2015	JPMorgan Chase Bank	USD	11,715	RUB	690,500	63
04/30/2015	JPMorgan Chase Bank	USD	15,761	RUB	929,000	(849)
04/30/2015	Barclays Capital, Inc.	USD	38,138	RUB	2,248,000	(3,334)
04/30/2015	JPMorgan Chase Bank	USD	11,927	RUB	703,000	310
04/30/2015	State Street Bank & Trust Co.	ZAR	3,840,788	NZD	442,500	(14,699)
04/30/2015	State Street Bank & Trust Co.	ZAR	38,035	NZD	4,500	(234)
04/30/2015	State Street Bank & Trust Co.	NZD	447,000	ZAR	3,950,198	9,075
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						(101,430)

See financial notes    43

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of March 31, 2015 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government Bonds[1]	$—	$8,520,946	$—	$8,520,946
U.S. Government Securities[1]	—	4,534,596	—	4,534,596
Other Investment Company[1]	178,669	—	—	178,669
Short-Term Investment[1]	—	183,995	—	183,995
Total	$178,669	$13,239,537	$—	$13,418,206
Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$17,747	$—	$17,747
Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($119,177)	$—	($119,177)
[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2015.
44    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Assets and Liabilities
As of March 31, 2015
Assets
Investments, at value (cost $14,691,019)		$13,418,206
Foreign currency, at value (cost $12,994)		13,067
Receivables:
Investments sold		45,750
Interest		129,103
Foreign tax reclaims		4,517
Due from investment adviser		1,492
Fund shares sold		35
Unrealized appreciation on forward foreign currency exchange contracts		17,747
Prepaid expenses	+	73
Total assets		13,629,990
Liabilities
Payables:
Investments bought		21,889
Fund shares redeemed		3,886
Foreign capital gains tax		1,267
Independent trustees' fees		12
Unrealized depreciation on forward foreign currency exchange contracts		119,177
Accrued expenses and other liabilities	+	89,696
Total liabilities		235,927
Net Assets
Total assets		13,629,990
Total liabilities	–	235,927
Net assets		$13,394,063
Net Assets by Source
Capital received from investors		15,381,380
Net investment loss		(555,957)
Net realized capital losses		(48,889)
Net unrealized capital depreciation		(1,382,471)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$13,394,063		1,538,553		$8.71

See financial notes    45

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Operations
For the period April 1, 2014 through March 31, 2015
Investment Income
Interest (net of foreign withholding taxes of $2,136)		$434,373
Expenses
Investment adviser fees		111,400
Professional fees		56,764
Accounting and administration fees		25,523
Transfer agent fees		21,431
Registration fees		20,796
Sub-accounting and sub-transfer agent fees		15,847
Custodian fees		14,549
Shareholder reports		9,821
Independent trustees' fees		8,700
Other expenses	+	4,174
Total expenses		289,005
Expense reduction by adviser	–	149,778
Net expenses	–	139,227
Net investment income		295,146
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $667)		(1,036,607)
Net realized losses on foreign currency transactions	+	(143,496)
Net realized losses		(1,180,103)
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of ($1,267))		(70,592)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(28,353)
Net change in unrealized appreciation (depreciation)	+	(98,945)
Net realized and unrealized losses		(1,279,048)
Decrease in net assets resulting from operations		($983,902)
46    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/14-3/31/15		4/1/13-3/31/14
Net investment income		$295,146	$317,814
Net realized losses		(1,180,103)	(497,807)
Net change in unrealized appreciation (depreciation)	+	(98,945)	(571,596)
Decrease in net assets from operations		(983,902)	(751,589)
Distributions to Shareholders
Distributions from net investment income		—	(73,125)
Distributions from net realized gains	+	—	(59,386)
Total distributions		$—	($132,511)

Transactions in Fund Shares
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		68,075	$617,461	45,080	$421,460
Shares reinvested		—	—	11,634	106,922
Shares redeemed	+	(526,298)	(4,814,778)	(1,085,889)	(10,143,400)
Net transactions in fund shares		(458,223)	($4,197,317)	(1,029,175)	($9,615,018)
Shares Outstanding and Net Assets
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,996,776	$18,575,282	3,025,951	$29,074,400
Total decrease	+	(458,223)	(5,181,219)	(1,029,175)	(10,499,118)
End of period		1,538,553	$13,394,063	1,996,776	$18,575,282
Distributions in excess of net investment income/Net investment income not yet distributed			($555,957)		$18,696
See financial notes    47

Laudus Mondrian Funds
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Laudus Trust (the ‘‘trust’’), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
Laudus U.S. Large Cap Growth Fund

Each fund in this report, with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund, which have one share class, offers three share classes: Investor Shares, Select Shares and Institutional Shares.
Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.
Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The funds invest in certain other investment companies (“underlying funds”). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value
48

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Forward foreign currency exchange contracts (“forwards”): Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S.
49

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of March 31, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the
50

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
premium and accretes discounts to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as a receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund which make distributions from net investment income, if any, quarterly.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2015, if any, are reflected in each fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
51

Laudus Mondrian Funds
Financial Notes (continued)
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—mid- or small-cap stocks, for instance—a fund’s large-cap holdings could reduce performance.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair a fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, and at times, it may be difficult to value such investments.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.
Fixed Income Risk. Interest rates rise and fall over time, which will affect a fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause a fund's share price to fall. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities at a time when the subadviser might wish to sell such securities. In addition, decreased market liquidity may make it more difficult to value some or all of a fund's fixed income securities. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
Management risk. As with all actively managed funds, a fund is subject to the risk that its sub-adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause a fund to underperform its benchmark or other funds with a similar investment objective.
Currency risk. A fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies may involve risks that those currencies will decline in value relative to the U.S. dollar.
52

Laudus Mondrian Funds
Financial Notes (continued)
3. Risk Factors (continued):
Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio securities.
Liquidity risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (‘‘CSIM’’ or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (‘‘Mondrian’’), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.
For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund's average daily net assets described as follows:

Laudus Mondrian International Equity Fund	0.75%*
Laudus Mondrian Emerging Markets Fund	1.00%*
Laudus Mondrian International Government Fixed Income Fund	0.60%
Laudus Mondrian Global Government Fixed Income Fund	0.68%
* Effective date October 1, 2014.
Prior to October 1, 2014, the advisory fee was as follows:
	First $1 billion	Over $1 billion
Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.
Effective October 1, 2014, CSIM has contractually agreed, until at least July 30, 2016, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund
Investor Shares	1.30%	1.60%
Select Shares	1.05%	1.35%
Institutional Shares	0.90%	1.20%
Prior to October 1, 2014, the contractual expense limitations were as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund
Investor Shares	1.40%	1.80%
Select Shares	1.12%	1.52%
Institutional Shares	1.05%	1.45%
In addition to the funds listed above, CSIM has contractually agreed, until at least July 30, 2016 to limit the total annual fund operating expenses of the Laudus Mondrian International Government Fixed Income Fund and the Laudus Mondrian Global Government Fixed Income Fund to 0.75% and 0.85%, respectively.
53

Laudus Mondrian Funds
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2015, the fund repaid previously waived sub-accounting and sub-transfer agent fees as follows:
Laudus Mondrian Emerging Markets Fund
Investor Shares	$261
Select Shares	2,818
Institutional Shares	—
As of March 31, 2015, the balance of recoupable waivers and the respective years of expiration are as follows:
Expiration Date	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
March 31, 2016	$27,318	$108,442	$—	$202,019
March 31, 2017	82,813*	53,246	63,797	149,778
Total	$110,131	$161,688	$63,797	$351,797
*	Includes sub-accounting and sub-transfer agent waivers of $454 for Select Shares.
As of March 31, 2015, the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund and Laudus Mondrian Global Government Fixed Income Fund had recoupable waivers expire in the amount of $78,496, $64,403 and $305,963, respectively.
5. Distribution and Shareholder Services:
The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund to reimburse, out of the Investor and Select Shares assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Shares an amount of up to 0.15% of the average daily net assets of that class on an annual basis. Further, the trustees have authorized the Laudus Mondrian Global Government Fixed Income Fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.
6. Board of Trustees:
The trust’s Board of Trustees oversees the general conduct of the trust and the funds.
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.
54

Laudus Mondrian Funds
Financial Notes (continued)
6. Board of Trustees (continued):
Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant will be paid out subsequent to the fiscal year ended March 31, 2015 in accordance with the Retirement Plan.
7. Borrowing from Banks:
The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.
There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund's Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended March 31, 2015, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Laudus Mondrian International Equity Fund	$41,268,111	$131,361,486
Laudus Mondrian Emerging Markets Fund	273,259,859	64,059,991
Laudus Mondrian International Government Fixed Income Fund	144,332,823	574,252,196
Laudus Mondrian Global Government Fixed Income Fund	10,022,323*	14,040,663*
*	Includes purchases and sales/maturities of long-term U.S. Government securities of $1,610,296 and $3,706,105, respectively.
9. Derivatives:
The funds invested in forwards during the report period to hedge part of the funds' exposure to certain currencies. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended March 31, 2015, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation (depreciation) were as follows:
	Forward Foreign Currency Exchange Contract Notional Amount	Net Unrealized Appreciation (Depreciation)
Laudus Mondrian International Equity Fund	$2,345,829	$23,149
Laudus Mondrian Emerging Markets Fund	4,901	(1)
Laudus Mondrian International Government Fixed Income Fund	44,301,264	38,852
Laudus Mondrian Global Government Fixed Income Fund	1,968,236	(25,825)
55

Laudus Mondrian Funds
Financial Notes (continued)
9. Derivatives (continued):
The fair value of forwards held by the funds is presented as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Asset Derivatives	Fair Value
Forward Foreign Currency Exchange Contracts[1]	$—	$—	$362,560	$17,747
Liability Derivatives	Fair Value
Forward Foreign Currency Exchange Contracts[2]	$—	$—	$581,419	$119,177
[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the forwards held by the funds in the Statement of Operations for the period ended March 31, 2015 were:
	Forward Foreign Currency Exchange Contracts
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Realized Gains (Losses)[1]	($50,206)	$10,604	($2,586,291)	($128,783)
Change in Unrealized Appreciation (Depreciation)[2]	$225,108	$—	$3,719,392	($16,803)
[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on foreign currency translations.
The funds' forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The funds’ forwards which are reported gross in the Statement of Assets and Liabilities, are presented in the tables below. The following tables present the funds’ forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the funds for assets and pledged by the funds for liabilities as of March 31, 2015.
56

Laudus Mondrian Funds
Financial Notes (continued)
9. Derivatives (continued):
Laudus Mondrian International Government Fixed Income Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$362,560	($362,560)	$—	$—
Total	$362,560	($362,560)	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amounts(b)
State Street Bank & Trust Co.	($581,419)	$362,560	$—	($218,859)
Total	($581,419)	$362,560	$—	($218,859)
Laudus Mondrian Global Government Fixed Income Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
Barclays Capital, Inc.	$7,251	($4,161)	$—	$3,090
JPMorgan Chase Bank	833	(833)	—	—
State Street Bank & Trust Co.	9,663	(9,663)	—	—
Total	$17,747	($14,657)	$—	$3,090
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amounts(b)
Barclays Capital, Inc.	($4,161)	$4,161	$—	$—
JPMorgan Chase Bank	(1,319)	833	—	(486)
State Street Bank & Trust Co.	(113,697)	9,663	—	(104,034)
Total	($119,177)	$14,657	$—	($104,520)
[a]	Represents the net amount due from the counterparty in the event of default.
[b]	Represents the net amount due to the counterparty in the event of default.
10. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:
	Current Period (4/1/14-3/31/15)	Prior Period (4/1/13-3/31/14)
Laudus Mondrian International Equity Fund	$1,887	$2,137
Laudus Mondrian Emerging Markets Fund	284	4,579
Laudus Mondrian International Government Fixed Income Fund	23,361	34,469
Laudus Mondrian Global Government Fixed Income Fund	29	64
57

Laudus Mondrian Funds
Financial Notes (continued)
11. Federal Income Taxes:
As of March 31, 2015, the components of distributable earnings on a tax-basis were as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Undistributed ordinary income	$238,502	$—	$—	$—
Undistributed long-term capital gains	2,605,982	—	2,052,688	—
Unrealized appreciation on investments	16,750,087	31,362,399	2,645,260	167,362
Unrealized depreciation on investments	(2,323,161)	(77,403,596)	(21,097,474)	(1,533,673)
Other unrealized appreciation (depreciation)	(19,723)	(11,515)	(222,367)	(8,474)
Net unrealized appreciation (depreciation)	$14,407,203	($46,052,712)	($18,674,581)	($1,374,785)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2015, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
No expiration*	$—	$13,226,961	$—	$42,114
Total	$—	$13,226,961	$—	$42,114
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
The Laudus Mondrian Emerging Markets Fund had an ownership change as a result of the reorganization in Note 13 which subjects the fund to certain annual limitations under Internal Revenue Code Section 382 in regard to the availability of capital loss carryforwards to offset potential future capital gains.
For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2015, the funds had late-year ordinary losses deferred and capital loss carryforwards utilized as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Late-year ordinary losses deferred	$—	$955,541	$6,896,496	$570,418
Capital loss carryforwards utilized	632,516	—	—	—
58

Laudus Mondrian Funds
Financial Notes (continued)
11. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Current period distributions
Ordinary income	$6,674,077	$3,818,026	$—	$—
Long-term capital gains	9,624,246	—	10,072,652	—
Return of capital	—	—	—	—
Prior period distributions
Ordinary income	$4,184,531	$1,824,105	$—	$73,125
Long-term capital gains	—	26,554	3,960,271	59,386
Return of capital	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2015, the funds made the following reclassifications:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Capital shares	$538,880	$16,459,657	($9,784,840)	($299,288)
Undistributed net investment income	(65,236)	(1,414,788)	(7,149,865)	(869,799)
Net realized capital gains (losses)	(473,644)	(15,044,869)	16,934,705	1,169,087
As of March 31, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statement. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2015, the funds did not incur any interest or penalties.
12. Other:
As a result of recent political and military actions undertaken by the Russian Federation, the U.S. and the European Union have instituted various economic sanctions against Russian individuals and entities. The U.S. and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact a fund's investment in Russian securities. These sanctions have the possibility of impairing a fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective.
59

Laudus Mondrian Funds
Financial Notes (continued)
13. Reorganization:
Under a plan of reorganization approved by the Board of Trustees, all of the assets and liabilities of the Laudus Mondrian Institutional International Equity Fund and the Laudus Mondrian Institutional Emerging Markets Fund, each a series of Laudus Institutional Trust, were transferred to the Institutional Class of the Laudus Mondrian International Equity Fund and the Laudus Mondrian Emerging Markets Fund, each a series of the trust, respectively. The reorganizations, which qualified as a tax-free exchange for federal income tax purposes, were completed at the close of business on February 6, 2015. The reorganizations were intended to achieve economies of scale on the funds, which have substantially the same investment objectives. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganizations.
	Before Reorganization		After Reorganization
	Laudus Mondrian International Equity Fund	Laudus Mondrian Institutional International Equity Fund	Laudus Mondrian International Equity Fund
Shares:
Investor Shares	381,366	—	381,366
Select Shares	393,197	—	393,197
Institutional Shares	9,187,320	3,423,907	13,601,967
Net Assets:
Investor Shares	$2,421,149	—	$2,421,149
Select Shares	$2,507,548	—	$2,507,548
Institutional Shares	$58,760,401	$28,253,737	$87,014,138
Net Assets Value:
Investor Shares	$6.35	—	$6.35
Select Shares	$6.38	—	$6.38
Institutional Shares	$6.40	$8.25	$6.40
Net unrealized appreciation (depreciation)	$13,154,935	$2,977,165	$16,132,100
Market value of investments	$62,931,041	$27,476,348	$90,407,389
Cost of investments	$49,767,788	$24,498,048	$74,265,836

	Before Reorganization		After Reorganization
	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian Institutional Emerging Markets Fund	Laudus Mondrian Emerging Markets Fund
Shares:
Investor Shares	679,482	—	679,482
Select Shares	1,280,655	—	1,280,655
Institutional Shares	15,962,866	50,218,046	64,489,042
Net Assets:
Investor Shares	$5,711,393	—	$5,711,393
Select Shares	$10,765,978	—	$10,765,978
Institutional Shares	$134,048,107	$407,621,233	$541,669,340
Net Assets Value:
Investor Shares	$8.41	—	$8.41
Select Shares	$8.41	—	$8.41
Institutional Shares	$8.40	$8.12	$8.40
Net unrealized appreciation (depreciation)	$6,910,189	($25,597,196)	($18,687,007)
Market value of investments	$150,728,589	$228,305,848	$379,034,437
Cost of investments	$143,818,226	$253,903,511	$397,721,737
60

Laudus Mondrian Funds
Financial Notes (continued)
13. Reorganization (continued):
Assuming the acquisition had been completed on April 1, 2014, the beginning of the fiscal year of Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund, the funds' pro-forma results of operations for the period ended March 31, 2015, would have been as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund
Net investment income	$4,491,139*	$9,482,939*
Net realized gains (losses) on investments	$16,492,718	($2,502,783)
Net unrealized appreciation (depreciation) on investments	($21,053,058)	($26,917,278)
Net decrease in net assets resulting from operations	($69,201)	($19,937,122)
* Amounts include $3,946 and ($403,281) of pro-forma adjusted expenses for Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund, respectively.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Laudus Mondrian Institutional International Equity Fund and the Laudus Mondrian Institutional Emerging Markets Fund that have been included in Laudus Mondrian International Equity Fund and the Laudus Mondrian Emerging Markets Fund’s Statements of Operation, respectively, since February 7, 2015.
14. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund (four of the funds constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 18, 2015
62

Other Federal Tax Information (unaudited)
The funds elect to pass through under section 853(a) of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2015, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Laudus Mondrian International Equity Fund	$435,554	$5,433,791
Laudus Mondrian Emerging Markets Fund	643,923	6,428,322
Laudus Mondrian International Government Fixed Income Fund	—	—
Laudus Mondrian Global Government Fixed Income Fund	—	—
For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2015, qualify for the corporate dividends received deduction:
Percentage
Laudus Mondrian International Equity Fund	—
Laudus Mondrian Emerging Markets Fund	2.25
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—
For the fiscal year ended March 31, 2015, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2016 via IRS form 1099 of the amounts for use in preparing their 2015 income tax return.
Laudus Mondrian International Equity Fund	$7,109,631
Laudus Mondrian Emerging Markets Fund	4,461,949
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended March 31, 2015:
Laudus Mondrian International Equity Fund	$9,624,246
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Government Fixed Income Fund	10,072,652
Laudus Mondrian Global Government Fixed Income Fund	—
63

Trustees and Officers
The tables below give information about the trustees and officers of Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA-Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None.
64

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	74	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

65

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).
George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Laudus Funds who also serves as an independent trustee of Schwab Funds to retire from the Boards of Laudus Funds upon their required retirement date from either the Boards of Trustees of Laudus Funds or Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
66

Glossary
Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
Citigroup Custom Emerging Markets Government Bond Index is an index that measures the performance of the government bonds of those countries designated as Emerging Markets by the International Monetary Fund; excluding the Philippines.
Citigroup non-U.S. Dollar World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least one year.
Citigroup World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 23 countries, including the U.S., with a remaining maturity of at least one year.
Dividend yield is an expression of a stock's market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.
Maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser.
Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
MSCI EAFE® Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI EAFE® Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Proxy Voting
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov.
Quarterly Disclosure of Portfolio Holdings
Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.
67

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Laudus Funds® direct investors:    1-800-447-3332
© 2014 Laudus Funds. All rights reserved.
68

Notes

For More Information about the Funds:
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Shareholder Services
1.877.824.5615    Investment Professionals
1.800.447.3332    Individual Investors
www.csimfunds.com
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
MFR41684-07
00141026

Annual Report
March 31, 2015
Command Performance™

Laudus U.S. Large Cap Growth Fund
Adviser
Charles Schwab Investment Management, Inc.
Subadviser
BlackRock Investment Management, LLC

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.
The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the Twelve Months Ended March 31, 2015
Laudus U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	14.99%
Russell 1000® Growth Index	16.09%
Performance Details	pages 4-5
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Please see prospectus for further detail and investor eligibility requirements.
2Laudus U.S. Large Cap Growth Fund

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we provide funds that are designed to be part of the foundation of a diversified portfolio. We formed the Laudus Fund family to provide shareholders with access to third party managers with strong investment processes. BlackRock Investment Management, LLC, subadviser for the Laudus U.S. Large Cap Growth Fund, is a global asset management company that offers a disciplined approach to investing in large-cap U.S. stocks. BlackRock identifies companies with business models that have the potential for high returns on invested capital, high free cash flow conversion of net income, and the opportunity to replicate their success globally.
For the 12-month reporting period ended March 31, 2015, the return of the fund reflected a positive performance by U.S. stocks. Favorable corporate earnings reports and improving consumer confidence benefitted U.S. equities, as did a steadily rebounding economy. In October, the Federal Reserve (the Fed) concluded its bond-buying program aimed at holding down long-term interest rates. In early 2015, the Fed reaffirmed that it would consider raising short-term interest rates only when it has seen further improvement in the labor market and has become reasonably confident that inflation will move back toward the goal of 2%. Outside the U.S., however, many central banks, including the European Central Bank and the Bank of Japan, stepped up economic measures to stimulate growth and combat threats of deflation. These stimulative measures reflected signs of divergence between central bank policies in the U.S. and those of other countries, and helped to strengthen the U.S. dollar. Though uncertain global economic growth and a substantial drop in oil prices contributed to increased market volatility, many U.S. markets overcame these and other obstacles and several reached record highs during the reporting period.
The fund returned approximately 15.0% for the 12-month reporting period, underperforming the return of the Russell 1000 Growth Index. The fund’s underperformance came primarily from volatility at the beginning of the reporting period, when many investors left high-growth, momentum stocks for more value-oriented companies. Despite the fund’s short-term underperformance, the fund’s long-term performance remained strong.
For more information about the Laudus U.S. Large Cap Growth Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our new website at csimfunds.com, which provides improved functionality, enhanced design, and access to industry insights. We are also happy to hear from you at 1-800-447-3332.
Sincerely,

For the 12-month reporting period ended March 31, 2015, the return of the fund reflected a positive performance by U.S. stocks.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.
For index definitions, please see the Glossary.
Charles Schwab & Co, Inc., BlackRock Investment Management, LLC, and ALPS Distributors, Inc. are unaffiliated entities.
Laudus U.S. Large Cap Growth Fund3

Laudus U.S. Large Cap Growth Fund
The Laudus U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. U.S. stocks performed well over the reporting period, benefitting from relatively stable economic conditions and favorable corporate earnings reports from select companies. Oil prices dropped substantially during the reporting period, but have since stabilized and rebounded slightly. Overall, large-cap stocks outperformed small-cap stocks, though the depreciation of many international currencies versus the U.S. dollar weighed more heavily on large-cap companies due to their higher exposure to foreign markets. Health Care and Consumer Staples stocks were some of the better performers for the period, while Energy and Utilities stocks underperformed by comparison.
Performance. The fund returned 14.99% for the 12-month reporting period ended March 31, 2015. For performance comparisons, the fund uses the Russell 1000 Growth Index (the index), which returned 16.09%.
Positioning and Strategies. Stock selection contributed to weak investment returns relative to the index, although some decisions to over- or underweight certain sectors compared with the index aided the fund’s performance versus the index.
Turning to stock selection strategies, some selections within the Consumer Discretionary sector, such as an overweight of Wynn Resorts, Ltd., detracted from both the fund’s total return and return relative to the index. Wynn Resorts, Ltd., a company that develops, owns, and operates destination casino resorts, returned approximately -43%, in part due to negative earnings revisions for the company. These revisions came as China’s anti-corruption campaign intensified over the reporting period, causing gaming revenues in Macau to fall below company expectations. Another detractor from the total return of the fund was VMware, Inc., a company that provides virtualization infrastructure solutions in the U.S. and internationally. The fund’s holdings of VMware, Inc., returned approximately -24% for the reporting period.
Within the Health Care sector, an overweight to United Therapeutics positively contributed to relative performance and to the total return of the fund. The fund’s holdings of United Therapeutics returned approximately 83% as the company benefitted from receiving a positive ruling in its patent infringement lawsuit against competitor Sandoz. Another example of stock selection that aided the fund’s total return was Apple, Inc., one of the fund’s largest holdings. Apple, Inc., returned approximately 49% for the fund during the reporting period and contributed to the fund’s total return. However, despite this positive return, an underweight to this stock hurt the fund’s performance relative to the index.
From a sector perspective, a decision to overweight the Health Care sector contributed positively to fund performance and the total return of the fund. Within the fund, Health Care stocks returned approximately 38%, which was greater than the returns of all other sectors. By comparison, the fund’s Energy sector holdings returned approximately -12%, which detracted from the fund’s total return.
As of 03/31/15:
Fund Characteristics
Number of Securities[1]	54
Weighted Average Market Cap (millions)	$117,999
Price/Earnings Ratio (P/E)	30.95
Price/Book Ratio (P/B)	4.53
Portfolio Turnover (One year trailing)	102%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	10/14/1997*
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$17.22
Management views and portfolio holdings may have changed since the report date.
*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	Short-term investments are not included.
4Laudus U.S. Large Cap Growth Fund

Laudus U.S. Large Cap Growth Fund
Performance and Fund Facts as of 03/31/15
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
March 31, 2005 – March 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns
Fund and Inception Date	1 Year	5 Years	10 Years
Laudus U.S. Large Cap Growth Fund (10/14/97)[1]	14.99%	15.76%	11.39%
Russell 1000® Growth Index	16.09%	15.63%	9.36%
Fund Expense Ratio2: 0.77%

Sector Weightings % of Equities
Information Technology	36.9%
Health Care	23.1%
Consumer Discretionary	20.4%
Financials	6.5%
Industrials	5.6%
Consumer Staples	4.0%
Energy	2.8%
Materials	0.7%
Total	100.0%
Top Equity Holdings % of Net Assets3
Apple, Inc.	5.3%
Facebook, Inc., Class A	4.6%
United Therapeutics Corp.	3.8%
Visa, Inc., Class A	3.8%
Vertex Pharmaceuticals, Inc.	3.3%
Google, Inc., Class A	3.1%
Twenty-First Century Fox, Inc., Class A	3.1%
AbbVie, Inc.	3.0%
Union Pacific Corp.	2.8%
salesforce.com, Inc.	2.8%
Total	35.6%
Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Management views and portfolio holdings may have changed since the report date.
[1]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund. Effective October 4, 2013, the name of the fund was changed to Laudus U.S. Large Cap Growth Fund.
[2]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus U.S. Large Cap Growth Fund5

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2014 and held through March 31, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 10/1/4	Ending Account Value (Net of Expenses) at 3/31/15	Expenses Paid During Period[2] 10/1/14-3/31/15
Laudus U.S. Large Cap Growth Fund
Actual Return	0.77%	$1,000.00	$1,092.90	$ 4.02
Hypothetical 5% Return	0.77%	$1,000.00	$ 1,021.06	$3.88

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.
6Laudus U.S. Large Cap Growth Fund

Laudus U.S. Large Cap Growth Fund
Financial Statements
Financial Highlights
	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12	4/1/10– 3/31/11
Per-Share Data ($)
Net asset value at beginning of period	18.19	15.58	14.83	13.36	11.23
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.02)	0.02	(0.02)	0.01
Net realized and unrealized gains (losses)	2.44	3.85	1.01	1.77	2.13
Total from investment operations	2.43	3.83	1.03	1.75	2.14
Less distributions:
Distributions from net investment income	—	—	(0.02)	—	(0.01)
Distributions from net realized gains	(3.40)	(1.22)	(0.26)	(0.28)	—
Total distributions	(3.40)	(1.22)	(0.28)	(0.28)	(0.01)
Net asset value at end of period	17.22	18.19	15.58	14.83	13.36
Total return (%)	14.99	24.81	7.09	13.58	19.07
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.77	0.78 [2]	0.78	0.78	0.78
Gross operating expenses	0.77	0.78	0.82	0.88	0.94
Net investment income (loss)	(0.06)	(0.12)	0.13	(0.17)	0.06
Portfolio turnover rate	102	124	76	96	98
Net assets, end of period ($ x 1,000)	2,171,783	2,122,365	1,695,291	1,029,502	468,963

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.77%, if certain non-routine expenses (proxy expense) had not been incurred.
See financial notes    7

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 30 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	1,804,342,421	2,163,794,860
0.3%	Other Investment Company	6,904,205	6,904,205
100.0%	Total Investments	1,811,246,626	2,170,699,065
0.0%	Other Assets and Liabilities, Net		1,084,207
100.0%	Net Assets		2,171,783,272

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 0.8%
Delphi Automotive plc	209,000	16,665,660
Banks 1.3%
JPMorgan Chase & Co.	464,263	28,125,053
Capital Goods 1.4%
Precision Castparts Corp.	139,716	29,340,360
Consumer Durables & Apparel 2.2%
lululemon athletica, Inc. *	435,624	27,888,648
NIKE, Inc., Class B	204,454	20,512,870
		48,401,518
Diversified Financials 4.1%
Berkshire Hathaway, Inc., Class B *	197,323	28,477,655
Discover Financial Services	498,010	28,062,864
Moody's Corp.	320,972	33,316,894
		89,857,413
Energy 2.8%
Concho Resources, Inc. *	357,590	41,451,833
Pioneer Natural Resources Co.	115,193	18,835,207
		60,287,040
Food & Staples Retailing 1.6%
CVS Health Corp.	154,344	15,929,844
Whole Foods Market, Inc.	375,533	19,557,759
		35,487,603
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 2.3%
Constellation Brands, Inc., Class A *	220,125	25,580,726
The Hershey Co.	246,846	24,909,230
		50,489,956
Health Care Equipment & Services 4.8%
athenahealth, Inc. *	82,166	9,809,799
Express Scripts Holding Co. *	412,202	35,766,767
Humana, Inc.	187,654	33,406,165
UnitedHealth Group, Inc.	216,848	25,650,950
		104,633,681
Materials 0.6%
Ecolab, Inc.	121,015	13,841,696
Media 7.1%
Liberty Global plc, Class A *	1,120,059	57,649,437
The Walt Disney Co.	270,499	28,372,640
Twenty-First Century Fox, Inc., Class A	1,983,028	67,105,667
		153,127,744
Pharmaceuticals, Biotechnology & Life Sciences 18.2%
AbbVie, Inc.	1,118,607	65,483,254
Actavis plc *	119,564	35,584,638
Mallinckrodt plc *	205,266	25,996,939
Perrigo Co., plc	273,083	45,208,890
Regeneron Pharmaceuticals, Inc. *	59,277	26,762,380
United Therapeutics Corp. *	481,283	82,990,034
Valeant Pharmaceuticals International, Inc. *	218,636	43,425,482
Vertex Pharmaceuticals, Inc. *	597,702	70,510,905
		395,962,522
Real Estate 1.1%
Crown Castle International Corp.	281,969	23,273,721
Retailing 10.3%
Dollar General Corp. *	790,239	59,568,216
Netflix, Inc. *	126,725	52,805,040
Restoration Hardware Holdings, Inc. *	183,364	18,187,875
The Home Depot, Inc.	335,078	38,068,211
TripAdvisor, Inc. *	660,333	54,919,896
		223,549,238
Software & Services 30.9%
Alibaba Group Holding Ltd. ADR *	265,780	22,123,527
Alliance Data Systems Corp. *	178,074	52,754,422
Baidu, Inc. ADR *	258,841	53,942,464
Facebook, Inc., Class A *	1,209,882	99,470,449
Google, Inc., Class A *	121,597	67,449,856
LinkedIn Corp., Class A *	189,480	47,343,473
MasterCard, Inc., Class A	329,103	28,431,208
Oracle Corp.	1,047,922	45,217,834
salesforce.com, Inc. *	904,451	60,426,371
Splunk, Inc. *	331,753	19,639,778
8    See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Tencent Holdings Ltd.	2,089,500	39,679,405
Visa, Inc., Class A	1,264,975	82,742,015
Workday, Inc., Class A *	192,083	16,213,726
Yahoo! Inc. *	776,703	34,512,798
		669,947,326
Technology Hardware & Equipment 6.0%
Apple, Inc.	919,566	114,421,597
SanDisk Corp.	233,522	14,856,670
		129,278,267
Transportation 4.2%
Spirit Airlines, Inc. *	398,049	30,793,071
Union Pacific Corp.	560,733	60,732,991
		91,526,062
Total Common Stock
(Cost $1,804,342,421)		2,163,794,860

Other Investment Company 0.3% of net assets
Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	6,904,205	6,904,205
Total Other Investment Company
(Cost $6,904,205)		6,904,205

End of Investments.

At 03/31/15, the tax basis cost of the fund's investments was $1,816,841,487 and the unrealized appreciation and depreciation were $361,968,323 and ($8,110,745), respectively, with a net unrealized appreciation of $353,857,578.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt

The following is a summary of the inputs used to value the fund's investments as of March 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,493,847,534	$—	$—	$1,493,847,534
Software & Services	630,267,921	39,679,405	—	669,947,326
Other Investment Company[1]	6,904,205	—	—	6,904,205
Total	$2,131,019,660	$39,679,405	$—	$2,170,699,065
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2015.
See financial notes    9

Laudus U.S. Large Cap Growth Fund
Statement of
Assets and Liabilities
As of March 31, 2015
Assets
Investments, at value (cost $1,811,246,626)		$2,170,699,065
Foreign currency, at value (cost $55)		55
Receivables:
Fund shares sold		7,247,734
Dividends		399,561
Foreign tax reclaims		782
Prepaid expenses	+	9,076
Total assets		2,178,356,273
Liabilities
Payables:
Fund shares redeemed		5,801,190
Investment adviser fees		260,926
Independent trustees' fees		2,921
Accrued expenses	+	507,964
Total liabilities		6,573,001
Net Assets
Total assets		2,178,356,273
Total liabilities	–	6,573,001
Net assets		$2,171,783,272
Net Assets by Source
Capital received from investors		1,721,297,951
Net investment loss		(1,768,988)
Net realized capital gains		92,801,870
Net unrealized capital appreciation		359,452,439

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,171,783,272		126,122,579		$17.22

10    See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of
Operations
For the period April 1, 2014 through March 31, 2015
Investment Income
Dividends (net of foreign withholding taxes of $6,904)		$15,592,055
Expenses
Investment adviser fees		13,630,017
Sub-accounting and sub-transfer agent fees		1,933,914
Shareholder reports		276,618
Transfer agent fees		267,567
Registration fees		171,178
Recouped by adviser		126,767
Professional fees		124,135
Accounting and administration fees		107,893
Custodian fees		82,927
Independent trustees' fees		40,782
Interest expense		1,724
Other expenses	+	46,980
Total expenses	–	16,810,502
Net investment loss		(1,218,447)
Realized and Unrealized Gains (Losses)
Net realized gains on investments		298,155,733
Net realized losses on foreign currency transactions	+	(92,505)
Net realized gains		298,063,228
Net change in unrealized appreciation (depreciation) on investments		10,195,243
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(330,377)
Net change in unrealized appreciation (depreciation)	+	9,864,866
Net realized and unrealized gains		307,928,094
Increase in net assets resulting from operations		$306,709,647
See financial notes    11

Laudus U.S. Large Cap Growth Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/14-3/31/15		4/1/13-3/31/14
Net investment loss		($1,218,447)	($2,189,321)
Net realized gains		298,063,228	324,210,576
Net change in unrealized appreciation (depreciation)	+	9,864,866	67,843,321
Increase in net assets from operations		306,709,647	389,864,576
Distributions to Shareholders
Distributions from net realized gains		($380,081,181)	($122,741,907)

Transactions in Fund Shares
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		25,502,047	$453,837,486	37,369,472	$659,401,136
Shares reinvested		21,694,327	343,421,201	5,110,428	90,199,053
Shares redeemed	+	(37,735,284)	(674,468,404)	(34,646,063)	(589,648,901)
Net transactions in fund shares		9,461,090	$122,790,283	7,833,837	$159,951,288
Shares Outstanding and Net Assets
		4/1/14-3/31/15		4/1/13-3/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		116,661,489	$2,122,364,523	108,827,652	$1,695,290,566
Total increase	+	9,461,090	49,418,749	7,833,837	427,073,957
End of period		126,122,579	$2,171,783,272	116,661,489	$2,122,364,523
Net investment loss			($1,768,988)		($334,382)
12    See financial notes

Laudus U.S. Large Cap Growth Fund
Financial Notes
1. Business Structure of the Funds:
Laudus U.S. Large Cap Growth Fund is a series of Laudus Trust (the ‘‘trust’’), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Laudus U.S. Large Cap Growth Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund

The Laudus U.S. Large Cap Growth Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The fund invests in certain other investment companies (“underlying funds”). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
13

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Forward foreign currency exchange contracts (“forwards”): Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and
14

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of March 31, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
15

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2015, if any, are reflected in the fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid-or small-cap stocks, for instance—the fund’s large-cap holdings could reduce performance.
16

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
3. Risk Factors (continued):
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.
Management risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities.
Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (‘‘CSIM’’ or the ‘‘investment adviser’’), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. BlackRock Investment Management, LLC (“BlackRock”), the fund’s sub-adviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund's average daily net assets described as follows:
Average daily net assets
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
CSIM (not the fund) pays a portion of the management fees it receives to BlackRock in return for its services.
CSIM has contractually agreed, until at least July 30, 2016, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%.
17

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the fund’s net expenses to exceed the limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2015, the fund repaid $126,767 of previously waived investment advisory fees.
As of March 31, 2015, the fund had recoupable waivers expire in the amount of $301,292.
The fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2015, the fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.
5. Shareholders Services:
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.
6. Board of Trustees:
The trust’s Board of Trustees oversees the general conduct of the trust and the fund.
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.
Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the fund. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the fund. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant will be paid out subsequent to the fiscal year ended March 31, 2015 in accordance with the Retirement Plan.
7. Borrowing from Banks:
The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.
There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred an interest expense, which is disclosed on the fund's Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended March 31, 2015, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$2,201,358,576	$2,384,320,163
18

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
9. Derivatives:
The fund invested in forwards during the report period to hedge part of the fund's exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended March 31, 2015, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation (depreciation) were as follows:
	Forward Foreign Currency Exchange Contract Notional Amount	Net Unrealized Appreciation (Depreciation)
Laudus U.S. Large Cap Growth Fund	$6,132,076	$28,477
The effects of the forwards held by the fund in the Statement of Operations for the period ended March 31, 2015 were:
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	($139,354)
Change in Unrealized Appreciation (Depreciation)[2]	($331,566)
[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on foreign currency translations.
10. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:
Current Period (4/1/14-3/31/15)	Prior Period (4/1/13-3/31/14)
$32,592	$46,185
11. Federal Income Taxes:
As of March 31, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed long-term capital gains	$98,396,731
Unrealized appreciation on investments	361,968,323
Unrealized depreciation on investments	(8,110,745)
Net unrealized appreciation (depreciation)	$353,857,578
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2015, the fund had no capital loss carryforwards.
For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2015, the fund had late-year ordinary losses deferred in the amount of $1,768,988 and had no capital loss carryforwards utilized.
19

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
11. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$48,239,627
Long-term capital gains	331,841,554
Return of capital	—
Prior period distributions
Ordinary income	$37,028,116
Long-term capital gains	85,713,791
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to wash sales and deferred trustee retirement plan fees. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2015, the fund made the following reclassifications:
Capital shares	$20,042,497
Undistributed net investment income	(216,159)
Net realized capital gains (losses)	(19,826,338)
As of March 31, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2015, the fund did not incur any interest or penalties.
12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Laudus U.S. Large Cap Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Laudus U.S. Large Cap Growth Fund (one of the funds constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 18, 2015
21

Other Federal Tax Information (unaudited)
For corporate shareholders, 13.80% of the fund dividends distributions paid during the fiscal year ended March 31, 2015, qualify for the corporate dividends received deduction.
For the fiscal year ended March 31, 2015, the fund designates $7,293,832 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2016 via IRS form 1099 of the amounts for use in preparing their 2015 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $352,651,942 as long-term capital gain dividends for the fiscal year ended March 31, 2015.
Under section 871(k)(2) of the Internal Revenue Code, the fund hereby designates $48,239,627 as short-term capital gain dividends for the fiscal year ended March 31, 2015.
22

Trustees and Officers
The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA-Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None.
23

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	74	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

24

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).
George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Laudus Funds who also serves as an independent trustee of Schwab Funds to retire from the Boards of Laudus Funds upon their required retirement date from either the Boards of Trustees of Laudus Funds or Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
25

Glossary
Dividend yield is an expression of a stock's market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe.
S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Proxy Voting
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov.
Quarterly Disclosure of Portfolio Holdings
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.
26

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Laudus Funds® direct investors:    1-800-447-3332
© 2014 Laudus Funds. All rights reserved.
27

Notes

Notes

For More Information about the Funds:
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Shareholder Services
1.877.824.5615    Investment Professionals
1.800.447.3332    Individual Investors
www.csimfunds.com
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
MFR55508-05
00141025

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Gerald Smith and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Smith and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of five series which all have a fiscal year-end of March 31, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2015 and 2014 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014
$241,876	$173,030	$0	$28,519	$29,379	$28,522	$339	$1,645

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2015: $29,718	2014: $58,686

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2015: NONE	2014: NONE

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Laudus Trust

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer

Date:	5/13/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer

Date:	5/13/15

By:	/s/ George Pereira
George Pereira
Chief Financial Officer

Date:	5/13/15